As Filed With The Securities And Exchange Commission On July 30, 1997
                                                             File Nos. 333-13185
                                                                        811-7839

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             __X__


  Pre-Effective Amendment No. _____

  Post-Effective Amendment No.__1__

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     __X__

  Amendment No.__2__


                               CONSECO FUND GROUP
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (317) 817-6300
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

                            WILLIAM P. LATIMER, Esq.
                        Conseco Capital Management, Inc.
                         11825 North Pennsylvania Street
                              Carmel, Indiana 46032
--------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                   Copies to:
                              DONALD W. SMITH, Esq.
                              ROBERT J. ZUTZ, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate Date of Proposed Public Offering:  Continuous

      It is proposed that this filing will become effective:

[_ _]     Immediately upon filing pursuant to Rule 485(b)
[_X_]     On August 6, 1997 pursuant to Rule 485(b)
[___]     60 days after filing pursuant to Rule 485(a)(i)
[___]     On _______________ pursuant to Rule 485(a)(i)
[___]     75 days after filing pursuant to Rule 485(a)(ii)
[___]     On _________________ pursuant to Rule 485(a)(ii)

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of shares under the Securities Act of 1933 and filed the declaration pursuant to that rule on December 20, 1996.

CONSECO FUND GROUP
Contents of Registration Statement


This Registration Statement consists of the following papers and documents:

 .      Cover Sheet

 .      Contents of Registration Statement

 .      Cross Reference Sheet

 .      Part A -   Conseco Fund Group, Class A prospectus

                  Conseco Fund Group, Class Y prospectus

 .      Part B -   Statement of Additional Information

 .      Part C -   Other Information

 .      Signature Pages

 .      Exhibits

                               CONSECO FUND GROUP
                       REGISTRATION STATEMENT ON FORM N-1A
                              CROSS REFERENCE SHEET

      N-1A                                          Location in
      Item No.                                      Registration Statement
      --------                                      ----------------------

                  PART A: INFORMATION REQUIRED IN PROSPECTUS
                  ------------------------------------------

1.    Cover Page                                    Cover Page

2.    Synopsis                                      Fee Table

3.    Condensed Financial Information               Financial Highlights

4.    General Description of Registrant             Cover Page

5.    Management of the Fund                        Management

6.    Capital Stock and Other Securities            Investment Objectives and
                                                    Policies of the Funds

7.    Purchase of Securities Being Offered          Purchase and Redemption of
                                                    Shares

8.    Redemption or Repurchase                      Purchase and Redemption of
                                                    Shares

9.    Pending Legal Proceedings                     Not Applicable


                         Part B: Information Required In
                       Statement Of Additional Information
                       -----------------------------------

10.   Cover Page                                    Cover Page

11.   Table of Contents                             Cover Page

12.   General Information and History               General Information

13.   Investment Objectives and Policies            Investment Restrictions

14.   Management of the Registrant                  Management

15.   Control Persons and Principal Holders         Control Persons and
      of Securities                                 Principal Holders of
                                                    Securities

16.   Investment Advisory and Other Services        Management

17.   Brokerage Allocation                          Portfolio Turnover and
                                                    Securities Transactions

18.   Capital Stock and Other Securities            General

      N-1A                                          Location in
      Item No.                                      Registration Statement
      --------                                      ----------------------

19.   Purchase, Redemption and Pricing of           Purchase and Redemption of
      Securities Being Offered                      Shares

20.   Tax Status                                    Taxes

21.   Underwriters                                  Distribution Arrangements

22.   Calculation of Performance Data               Investment Performance

23.   Financial Statements                          Financial Statements


                            PART C: OTHER INFORMATION
                            -------------------------


24.   Financial Statements and Exhibits             Financial Statements and
                                                    Exhibits

25.   Persons Controlled by or Under Common         Persons Controlled by or
      Control                                       Under Common Control

26.   Number of Holders of Securities               Number of Holders of
                                                    Securities

27.   Indemnification                               Indemnification

28.   Business and Other Connections                Business and Other
      of Investment Adviser                         Connections of Investment
                                                    Adviser

29.   Principal Underwriters                        Principal Underwriters

30.   Location of Accounts and Records              Location of Accounts and
                                                    Records

31.   Management Services                           Management Services

32.   Undertakings                                  Undertakings

CONSECO FUND GROUP
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA 46032
(317) 817-6300

      The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of three series ("Funds") of the Trust, each with its own investment objective and investment policies. The Funds are divided into Class A and Class Y shares. Class Y shares are offered to certain institutional investors and qualifying individual investors by a separate prospectus. Each class may have different expenses, which may affect performance.

      The investment objectives of the Funds are as follows:

      EQUITY FUND seeks to provide a high equity total return consistent with preservation of capital and a prudent level of risk primarily by investing in selected equity securities and other securities having the investment characteristics of common stocks.

      ASSET ALLOCATION FUND seeks a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including debt securities, equity securities, and money market instruments.

      FIXED INCOME FUND seeks the highest level of income as is consistent with preservation of capital by investing primarily in investment grade debt securities.

      Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser and the Trust.


      There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Investors, which seeks current income consistent with stability of capital and liquidity, through a separate prospectus. That prospectus is available upon request by calling 800-557-7043.


      This Prospectus sets forth concisely the information about the Trust that an investor should know before investing. A Statement of Additional Information ("SAI") dated August 6, 1997, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      The date of this Prospectus is August 6, 1997.


TABLE OF CONTENTS


                                                                            PAGE
      Cover Page
      Fee Table
      Financial Highlights
      Investment Objectives and Policies of the Funds
      Investment Techniques and Other Investment Policies
      Management
      Purchase and Redemption of Shares
      Dividends, Other Distributions and Taxes
      The Adviser's Investment Performance
      Other Information
      Table of Contents of the Statement of Additional
         Information
      Appendix A Securities Ratings

FEE TABLE

      The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in Class A shares of the Funds.

                                                         Asset        Fixed
     Shareholder Transaction Expenses      Equity        Allocation   Income
     --------------------------------      ------        ----------   ------

     Maximum Sales Charge Imposed on           5%            5%           5%
     Purchases (as a percentage of
     offering price)

     Maximum Sales Charge Imposed on
     Reinvested Dividends (as a
     percentage of offering price)         None          None         None

     Deferred Sales Charge                 None          None         None

     Redemption Fees                       None          None         None

     ANNUAL FUND OPERATING EXPENSES
     (as a percentage of average daily
     net assets)

     Management Fees                       .70%          .70%         .40%(1)

     Administrative Fees                   .20%          .20%         .20%

     12b-1 Distribution and Service Fees   .50%          .50%         .65%
     (2)

     Other Expenses (less voluntary fee    .10%          .10%            0%
     waivers and/or reimbursements) (3)

     Total Operating Expenses (less
     voluntary fee waivers and/or          1.50%         1.50%        1.25%
     reimbursements) (4)



(1) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Fixed Income Fund to .40% of the Fund's average daily net assets until April 30, 1998. Absent such undertaking, the advisory fee would be .45% of the Fund's average daily net assets.

(2) As a result of 12b-1 fees, a long-term shareholder in a Fund may pay more than the economic equivalent of the maximum sales charges permitted by the Conduct Rules of the National Association of Securities Dealers, Inc.
("NASD").


(3) Other Expenses are based on estimated amounts for the current fiscal year and exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.


(4) The expense information set forth above reflects voluntary commitments of the Adviser, Conseco Services, LLC and Conseco Equity Sales, Inc. to waive a portion of their fees under each Fund's Investment Advisory Agreement, Administration Agreement and Distribution and Service Plan, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1998. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above. In the absence of such waivers and reimbursements (including the reduction in Fixed Income Fund's advisory fee discussed above), it is estimated that Other Expenses would be .92%, 1.38% and 2.17% and Total Operating Expenses would be 2.32%, 2.78% and 3.47%, of the average daily net assets of the Equity, Asset Allocation and Fixed Income Funds, respectively.

EXAMPLE

      Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Class A of each of the Funds would have paid transaction and operating expenses at the end of each year as follows:

                              1 Year            3 Years
                              ------            -------

      Equity                   $65                $96

      Asset Allocation         $65                $96

      Fixed Income             $62                $88

The same level of expenses would be incurred if the investments were held throughout the period indicated.

       THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.

FINANCIAL HIGHLIGHTS

                                                                               Period from inception (January 2, 1997)
                                                                                       through June 30, 1997
                                                                               --------------------------------------
                                                                                                 Asset        Fixed
                                                                                 Equity       Allocation     Income
Class A Shares                                                                    Fund           Fund         Fund
                                                                                  ----           ----         ----
Net asset value per share, beginning of period...........................      $10.00            $10.00       $10.00

Income from investment operations (a):
   Net investment income (loss)..........................................        (.03)              .10          .27
   Net realized gains and change in unrealized appreciation
     on investments......................................................         .88               .65          .09
                                                                               ------            ------       ------

       Total from investment operations..................................         .85               .75          .36

Distributions from net investment income and net realized short-term
     capital gains (a)...................................................          -               (.20)        (.30)
                                                                               -------           ------       ------

       Net asset value per share, end of period..........................      $10.85            $10.55       $10.06
                                                                               ======            ======       ======

Total return (not annualized) (b).(c)....................................        8.50%             6.65%        3.41%
                                                                                 ====              ====         ====

Ratios/supplemental data:
   Net assets, end of period.............................................   1,537,971           433,074       43,817
   Ratio of expenses to average net assets (b) (annualized)..............        1.50%             1.50%        1.25%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized).............................................        (.66)%            2.06%        5.96%
   Portfolio turnover rate...............................................       97.331%         241.150%       220.808%
   Average commission rate paid (d)......................................         $.06             $.06       $     -

(a) Per share amounts presented are based on an average of monthly shares outstanding during the period from inception (January 2, 1997) through June 30, 1997.
(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis 1.50 percent for the Equity Fund, 1.50 percent for the Asset Allocation Fund and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 9.33 percent for the Equity Fund, 23.20 percent for the Asset Allocation Fund and 102.86 percent for the Fixed Income Fund.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.
(d) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

       Each of the Funds has a different investment objective as described below. Each Fund is managed by the Adviser. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in a Fund's investments in anticipation of changes in economic, business, and financial conditions.

      The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

      The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.


      The Funds are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of shareholders of the affected Funds. Among other things, the "fundamental policies" prohibit each Fund, with respect to 75 percent of its total assets, from (i) investing more than 5 percent of its assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this Prospectus as "U.S. government securities")); and (ii) investing more than 25 percent of its assets in the securities of issuers in the same industry (except cash equivalent items and U.S. government securities). Except for the Trust's fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

EQUITY FUND

      In seeking its objective of providing a high equity total return consistent with preservation of capital and a prudent level of risk, the Equity Fund will attempt to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Equity Fund in money market instruments. See "Debt Securities" below and in the SAI for further information.


      The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well-known companies may also be selected. Small company stocks have higher risk and volatility, because most are not as broadly traded as stocks of larger companies and their prices thus may fluctuate more widely and abruptly.


      By investing in securities that are subject to market risk, the Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information. The Equity Fund may also invest in high yield, high risk, lower-rated debt securities. See "Risks Associated With High Yield Debt Securities" below and in the SAI for further information.

ASSET ALLOCATION FUND

      The investment objective of the Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including debt securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Asset Allocation Fund will follow an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.

      The Asset Allocation Fund will invest in U.S. government securities, intermediate and long-term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

      The Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information.


      The maturities of the debt securities in the Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well-known companies may also be selected. Small company stocks are subject to the risks described with respect to the Equity Fund.


      The Asset Allocation Fund may invest in high yield, high risk, lower-rated debt securities which are not believed to involve undue risk to income or principal. The Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in high yield, high risk debt securities. Generally, higher yielding bonds carry ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") that are lower than those assigned to investment grade debt securities, or they are unrated and the Adviser determines such securities are not of comparable quality to investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, in the case of an unrated security, if the Adviser determines such security is of comparable quality to securities rated in one of the four highest rating categories. See "Appendix A" to this Prospectus for further discussion regarding securities ratings.


      Lower-rated securities carry higher investment risk than investment grade debt securities. The market values of lower-rated securities generally fluctuate more widely than those of higher-rated securities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is generally the case for higher grade debt securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. See "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

      The Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

      The Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

FIXED INCOME FUND

      In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund invests primarily in investment grade debt securities (as defined above). The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. government and agencies and instrumentalities thereof, states and their political subdivisions, agencies, and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in debt securities rated below investment grade (as defined above) and comparable unrated securities.

      Debt securities purchased by the Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Fixed Income Fund intends to invest in fixed income securities in order to achieve its investment objective of obtaining the highest level of income consistent with preservation of capital, it may from time to time invest in fixed income securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

      Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal.


      The Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information.


INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

MORTGAGE-BACKED SECURITIES

      Each Fund may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below) and in other types of mortgage-related securities.


      MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association, "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by Fannie Mae, "FNMA," or the Federal Home Loan Mortgage Corporation, "FHLMC"). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


      GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.


      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.


      FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. government.

      As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. All Funds may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.


      RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

DEBT SECURITIES

      All Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Asset Allocation Fund and the Fixed Income Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds may invest in high yield, high risk, lower-rated debt securities. High yield debt securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of high yield debt securities.

      Lower-rated debt securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers and (3) price fluctuation in response to changes in interest rates. Accordingly, the yield on lower-rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest, and increase the possibility of default. In addition, the market for lower-rated securities has expanded rapidly in recent years, and this expanded market has not been tested in a period of extended economic downturn. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.


      Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade (I.E., Ba1 or lower by Moody's or BB+ or lower by S&P). Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

FOREIGN SECURITIES

      The Asset Allocation Fund may invest in equity securities of foreign issuers, including ADRs, which are described below, and in debt securities of foreign issuers. That Fund may invest up to 50 percent of its total assets in such securities. The Equity Fund may invest in ADRs. The Fixed Income Fund may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.


      Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S.
markets.


      Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Asset Allocation Fund and the Fixed Income Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in those Funds and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

      ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States, and, therefore, there may not be a correlation between such information and the market value of such ADRs.

RESTRICTED AND ILLIQUID SECURITIES

      The Funds may invest in restricted securities such as private placements, although a Fund may not invest in any restricted security that is illiquid if, after acquisition thereof, more than 15 percent of the Fund's assets would be invested in illiquid securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

MANAGEMENT

      The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI.


      The Adviser, 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees.

      Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Fixed Income Fund, .70% of the average daily net asset value of the Equity Fund, and .70% of the average daily net asset value of the Asset Allocation Fund. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser, together with Conseco Services, LLC (the "Administrator") and Conseco Equity Sales, Inc. (the "Distributor"), have voluntarily agreed to waive their fees and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class A shares of the Equity Fund exceeds 1.50%, the Asset Allocation Fund exceeds 1.50%, and the Fixed Income Fund exceeds 1.25%. These voluntary limits may be discontinued at any time after April 30, 1998.


      The investment professionals primarily responsible for the management of each Fund, with the respective responsibilities and business experience for the past five years, are as follows:


      EQUITY FUND: Thomas J. Pence, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.

      FIXED INCOME FUND: Gregory J. Hahn, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.

      ASSET ALLOCATION FUND: Gregory J. Hahn, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above. Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience above.

ADMINISTRATIVE FEES

      Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. For providing these services, the

Administrator receives a fee from each Fund of .20% per annum of its average daily Class A net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for the Funds pursuant to agreements with the Administrator.


DISTRIBUTION AND SERVICE PLANS FOR CLASS A SHARES


      The Funds have adopted Distribution and Service Plans for Class A shares to compensate the Distributor for distributing Class A shares and servicing the accounts of Class A shareholders. The Equity Fund's Plan and the Asset Allocation Fund's Plan authorize payments to the Distributor up to 0.50%, and the Fixed Income Fund's Plan up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. The Plans further provide for periodic payments by the Distributor to brokers, dealers, and other financial intermediaries for providing shareholder services to accounts that hold Class A shares and for promotional and other sales related costs. The portion of such payments for shareholder servicing may not exceed an annual rate of .25% of the average daily net asset value of Class A shares owned by clients of such broker, dealer or financial intermediary.

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

      You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to the Conseco Fund Group, PO Box 8017, Boston, Massachusetts 02266-8017, a completed account application and a check payable to the appropriate Fund. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


      Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price, which is net asset value plus any applicable sales charge. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. If you purchase shares through a broker, dealer or other financial intermediary, that firm is responsible for forwarding payment promptly to the Transfer Agent. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      The minimum initial investment by a shareholder is $500, and the minimum subsequent investment is $50. These requirements may be changed or waived at any time at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order. The offering price of Class A is the net asset value plus a varying sales charge, depending on the amount invested. The sales charge applicable to shares of Class A is determined as follows:


                                         SALES CHARGE
                        As % of Public  As % of Net        Dealer Reallowance
                        Offering Price  Amount Invested  As % Of Offering Price
                        --------------  ---------------  ----------------------

On purchases of:

   $500 - 50,000             5.0%            5.56%               4.5%

   $50,000 - 100,000         4.5%            4.71%               4.0%

   $100,000 - 500,000        3.5%            3.63%               3.0%

   Over $500,000             None             None               1.0%


      The sales charge assessed upon the purchase of shares of Class A is not an expense of Class A and has no effect on the net asset value of shares of Class
A. The Distributor may allow the selling broker, dealer or financial intermediary to retain 100% of the sales charge. This may result in the selling firm being considered an underwriter under the Securities Act of 1933, as amended.

      The Distributor may provide promotional incentives including cash compensation in excess of the applicable sales charge to certain brokers, dealers or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

      You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

PURCHASES BY WIRE

      Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.


PURCHASES THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES


      Orders for purchase of shares placed through brokers, dealers and other financial intermediaries will receive the offering price next computed following receipt of the order provided the broker, dealer or other financial intermediary receives the order prior to the close of the NYSE and transmits it to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time). Such firms are required to provide payment within three business days after placing an order. BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

PURCHASES BY CHECK

      An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check or periodic automatic investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

PRE-AUTHORIZED INVESTMENT PLAN

      For your convenience, a pre-authorized investment plan may be established where your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares ($50 minimum monthly investment). For further information on pre-authorized investment plans, please contact the Transfer Agent at (800) 986-3384. The minimum investment requirements may be waived by the Fund for purchases made pursuant to certain programs such as payroll deduction plans and retirement plans.

REDUCED SALES CHARGES FOR CLASS A SHARE PURCHASE

      You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

COMBINED PURCHASES

      You may aggregate your purchases of shares of the Funds with the purchases of the other persons listed below to achieve discounts in the applicable sales charges. The sales charge applicable to a current purchase of Class A shares of a Fund by a person listed below is determined by adding the value of Class A shares to be purchased to the aggregate value (at current net asset value) of all shares of any of the Funds in the Trust and shares of the money market fund currently managed by Federated Investors previously purchased and then owned. In addition, if you own a Great American Reserve Insurance Company variable annuity contract, the current cash value of such contract will be aggregated with your shares to determine your sales charge. The Transfer Agent must be notified by you or your broker, dealer or financial intermediary each time a qualifying purchase is made.


      Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing Class A shares for their own account(s), which may include tax qualified plans, such as an Individual Retirement Account ("IRA"), or by a company solely controlled (as defined in the 1940 Act) by such individuals. Reduced sales charges also apply to purchases by a trustee or other fiduciary if the investment is for a single trust, estate or fiduciary account, including pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under the Internal Revenue Code of 1986 (the "Code"). Reduced sales charges apply to combined purchases by qualified employee benefit plans of a single corporation or of corporations affiliated with each other in accordance with the 1940 Act. Purchases made for nominee or street name accounts (securities held in the name of a broker or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

LETTER OF INTENT

      You may reduce your sales charge on all investments by meeting the terms of a letter of intent, a non-binding commitment to invest a certain amount within a 13-month period. Your existing holdings in the Trust may also be combined with the investment commitment set forth in the letter of intent to further reduce your sales charge. Up to 5% of the letter amount will be held in escrow to cover additional sales charges which may be due if your total investments over the letter period are not sufficient to qualify for a sales charge reduction. See the SAI and the application for further details.

RIGHTS OF ACCUMULATION

      The sales charge for new purchases of Class A shares of a Fund will be determined by aggregating the net asset value of all shares of the Funds and shares of the money market fund currently managed by Federated Investors owned by the shareholder at the time of the new purchase. You must identify on the application all accounts to be linked for Rights of Accumulation.

WAIVER OF CLASS A INITIAL SALES CHARGE

      No sales charge is imposed on sales of Class A shares to certain investors. However, in order for the following sales charge waivers to be effective, the Transfer Agent must be notified of the waiver when the purchase order is placed. The Transfer Agent may require evidence of your qualification for the waiver. No sales charge is imposed on the following investors: (1)
current or retired officers, directors and employees (and their parents, grandparents, spouses, and minor children) of the Trust, Conseco and its affiliates and the Transfer Agent, (2) any participant in a tax qualified retirement plan provided that the initial amount invested by the plan totals $500,000 or more, the plan has 50 or more employees eligible to participate at the time of purchase, or the plan certifies that it will have projected annual contributions of $200,000 or more; (3) brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (4) employees and registered representatives (and their parents, grandparents, spouses and minor children) of brokers, dealers, and other financial intermediaries described above; the purchaser must certify to the Distributor at the time of the purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's parents, grandparents, spouse or minor children); (5) any charitable organization, state, county, city, or any instrumentality, department, authority or agency thereof which has determined that Class A is a legally permissible investment and which is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company; (6) one or more members of a group of at least 100 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor children of such persons, pursuant to a marketing program between the Distributor and such group; (7)(i) through an investment adviser who makes such purchases through a broker, dealer, or other financial intermediary (each of which may impose transaction fees on the purchase), (ii) by an investment adviser for its own account or for a bona fide advisory account over which the investment adviser has investment discretion or (iii) through a financial planner who charges a fee and makes such purchases through a financial intermediary which maintains a net asset value purchase program that enables the Distributor to realize certain economies of scale; (8) through bank trust departments or trust companies on behalf of bona fide trust or fiduciary accounts by notifying the Distributor in advance of purchase; a bona fide advisory, trust or fiduciary account is one which is charged an asset-based fee and whose purpose is other than purchase of Fund shares at net asset value; (9) by purchasers in connection with investments related to a bona fide medical savings account; or (10) by an account established under a wrap fee or asset allocation program where the accountholder pays the sponsor an asset-based fee.


      Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which a Fund is a party, (b) purchased by the reinvestment of loan repayments by participants in retirement plans, (c) purchased by the reinvestment of dividends or other distributions from a Fund, or (d) purchased and paid for with the proceeds of shares redeemed in the prior 60 days from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Adviser or any of its affiliates that is subject to the exchange privilege described below); the purchaser must certify to the Distributor at the time of purchase that the purchaser is a prior load investor.

HOW TO REDEEM SHARES OF THE FUNDS

      Shares of Class A are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced by the amount of any federal income tax required to be withheld.

REDEMPTIONS BY MAIL

      A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

REDEMPTIONS BY WIRE OR TELEPHONE

      Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.


      The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXPEDITED REDEMPTIONS

      You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

SYSTEMATIC WITHDRAWAL PLAN

      You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $50 made to you, or to anyone else properly designated, as long as the account has a value of at least $5,000 at the time of election. You must determine the fixed payment amount for the systematic withdrawal plan.


      There are no separate charges under this plan. A number of full and fractional shares equal in value to the amount of the requested payment will be redeemed. Such redemptions are normally processed on or about the 25th day of each month or quarter. Checks are then mailed on or about the first of the following month. If you elect to have a Systematic Withdrawal Plan, you must have all dividends and capital gains reinvested. To establish systematic cash withdrawals, please complete the systematic cash withdrawal section on the application.

      You may change the amount, frequency, and payee, or terminate this plan, by giving written notice to the Transfer Agent. As shares of a Fund are redeemed under the plan, you may realize a capital gain or loss to be reported for income tax purposes. A Systematic Withdrawal Plan may be terminated or modified at any time upon written notice by you or a Fund.

GENERAL

      Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30-days' written notice to redeem, at net asset value, the shares of any shareholder whose account has a value of less than $500 other than as a result of a decline in the net asset value per share.

DOLLAR COST AVERAGING

      The Dollar Cost Averaging ("DCA") program enables a shareholder to transfer assets from the money market fund currently managed by Federated Investors to another investment option on a predetermined and systematic basis. The DCA program is generally suitable for shareholders making a substantial investment in the Funds and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk.


      If you have at least $5,000 invested in the money market fund currently managed by Federated Investors, you may choose to have a specified dollar amount transferred from this fund to other Fund(s) on a monthly basis. The main objective of DCA is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Funds each month, more shares are purchased in a Fund if the value per share is low and fewer shares are purchased if the value per share is high. Therefore, a lower average cost per share may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.


      DCA may be elected on the application form or at a later date. The minimum amount that may be transferred each month into any Fund is $250. The maximum amount which may be transferred is equal to the amount invested in the money market fund currently managed by Federated Investors when elected, divided by 12.

      The transfer date will be the same calendar day each month. The dollar amount will be allocated to the Funds in the proportions you specify on the appropriate form, or, if none are specified, in accordance with your original investment allocation. If, on any transfer date, the amount invested is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the option will end. You may change the transfer amount once each year or cancel this option by sending the appropriate form to the Trust's Administrative Office, which must be received at least seven days before the next transfer date.

EXCHANGE PRIVILEGE

      Class A shares of one Fund described in this Prospectus may be exchanged for Class A shares of the other Funds or for shares of the money market fund currently managed by Federated Investors at the relative net asset values per share at the time of the exchange. Shares of the money market fund currently managed by Federated Investors may be exchanged for Class A shares at relative net asset values per share at the time of the exchange to the extent that the money market fund shares are attributable to Class A shares on which an initial sales charge was previously payable and dividend reinvestments on such Class A shares. An initial sales charge will be imposed on other exchanges of shares of the money market fund currently managed by Federated Investors for Class A shares of the Funds. The total value of shares in a Fund after the exchange must at least equal the minimum investment requirement of the Fund. You should consider the differences in investment objectives and expenses of the Funds before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE

      Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Sales charges and initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.


DETERMINATION OF NET ASSET VALUE

      The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding. The assets of each Fund are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Trustees of the Trust believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      Each Fund is treated as a separate corporation and intends to qualify as a "regulated investment company" ("RIC") under the Code. As such, and by complying with the applicable provisions of the Code regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its taxable income and net capital gain and will not be subject to federal income tax on such amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.


        Each Fund intends to distribute all its investment company taxable income (generally consisting of net investment income, net short-term capital gains, and any net gains from certain foreign currency transactions) and net capital gain so as to avoid federal income and excise taxes. Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by the Fund from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of each Fund's net capital gain (whether paid in cash or reinvested in additional shares), when designated as such, will be taxable to you as a long-term capital gain, regardless of how long you have held your Fund shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.


        Dividends and other distributions declared in December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year.


        When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences. Special rules apply when you dispose of Class A shares of a Fund through a redemption or exchange within 60 days after your purchase thereof and subsequently reacquire Class A shares of the same Fund or acquire Class A shares of another Fund without paying a sales charge. In these cases, any gain on the disposition of the original Class A shares will be increased, or any loss decreased, by the amount of the sales charge paid when you acquired those shares, and that amount will increase the basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.

      Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


      The Asset Allocation Fund is required to include in its gross income each year a portion of the original issue discount on zero coupon securities it holds, even though the Fund receives no interest payment on the securities during the year. Similarly, the Fund must include in its gross income each year any interest on payment-in-kind securities distributed in the form of additional securities. Accordingly, to qualify for treatment as a RIC under the Code, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash the Fund actually receives. Those distributions will be made from the Fund's cash assets or the proceeds from sales of Fund securities, if necessary.


      This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.


      Dividends from the Fixed Income Fund's net investment income will be declared and distributed monthly. Dividends from the Equity Fund's and the Asset Allocation Fund's net investment income will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals. For dividend purposes, the net investment income of each Fund will consist of all dividends and interest received and any net short-term gains or losses from the sale of its investments (and, in the case of the Asset Allocation Fund, net realized gains from foreign currency transactions) less its estimated expenses (including fees payable to the Adviser).


      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) of each Fund, if any, are declared and distributed annually after the close of the Fund's fiscal year to its shareholders.


      Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class A shares of a Fund are expected to be lower than those on its Class Y shares because Class A shares have higher expenses resulting from their distribution and service fees. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

      DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For Conseco Fund Group retirement accounts, all distributions are reinvested. For other accounts, you have the following options:


      REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and capital gain distributions from a Fund in additional Class A shares of the Fund.


      REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in Class A shares of the Fund while receiving capital gain distributions by check or sent to your bank account.


      REINVEST CAPITAL GAIN DISTRIBUTIONS ONLY. You can elect to reinvest capital gain distributions from a Fund in Class A shares of the Fund while receiving dividends by check or sent to your bank account.


      RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and capital gain distributions or have them sent to your bank account.

THE ADVISER'S INVESTMENT PERFORMANCE

      The Funds commenced operations on January 2, 1997. The average annualized total returns for Class A of the Funds for the period from January 2, 1997 to June 30, 1997 assuming the maximum initial sales charge were 3.04%, 1.28% and -1.80% for Equity Fund, Asset Allocation Fund, and Fixed Income Fund, respectively. The total returns for Class A of the Funds for that period with no initial sales charge were 8.50%, 6.65%, and 3.41% for Equity Fund, Asset Allocation Fund, and Fixed Income Fund, respectively.


      The Equity Fund, Asset Allocation Fund and Fixed Income Fund are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.

      Below you will find information about the performance of the CST Funds. Although the Funds offered by this Prospectus have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.


      The investment characteristics of each Fund will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.


      The Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.


      The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of June 30, 1997.


                                       Corresponding Cst Fund
           Fund                        (Inception Date And Asset Size)
           ----                        -------------------------------

           Equity Fund                 Common Stock Portfolio (Jan. 31, 1992)
                                       $182,608,444

           Asset Allocation Fund       Asset Allocation Portfolio (Dec. 1, 1991)
                                       $20,749,844

           Fixed Income Fund           Corporate Bond Portfolio (July 31, 1990)
                                       $19,007,412


      The following two tables show the average annualized total returns for the CST Funds for the one, three and five year periods ended June 30, 1997 and for the periods from inception of the CST Funds to June 30, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating

Expenses reflected in the fee table herein are deducted to arrive at the net return. The first table reflects a deduction for the maximum applicable sales charges, while the second table reflects no deduction for sales charges. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.


ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES AND THE MAXIMUM INITIAL SALES CHARGE APPLICABLE TO CLASS A SHARES.


CST Fund
(Inception Date)

                      1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
                      ------    -------    -------     ---------------

Common Stock            20.18%    28.49%     19.73%      18.03%
Portfolio  (Jan. 31,
1992)

Asset Allocation       14.89%    20.71%     12.25%      14.57%
Portfolio (Dec. 31,
1991)

Corporate Bond          3.86%     6.97%      6.64%      8.67%
Portfolio (July 31,
1990)

ASSUMING CLASS A SHARE TOTAL OPERATING EXPENSES WITH NO INITIAL SALES
CHARGE.1/

CST Fund
(INCEPTION DATE)      1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
----------------      ------    -------    -------     ---------------

Common Stock          26.97%    30.64%     20.90%      19.14%
Portfolio  (Jan. 31,
1992)

Asset Allocation      21.19%    22.75%     15.74%      15.56%
Portfolio (Dec. 31,
1991)

Corporate Bond         9.30%     8.78%      7.71%       9.46%
Portfolio (July 31,
1990)

---------------------------

1/ Certain persons may purchase Class A shares that are not subject to the Class A initial sales charge (see "Waiver of Class A Initial Sales Charge" in this Prospectus) and certain other persons may purchase Class A shares subject to less than the maximum initial sales charge.

      Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

      The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

      The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the 1, 5 and 10 year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.

      Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

OTHER INFORMATION

BROKERAGE COMMISSIONS

      Although the Conduct Rules of the NASD prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through brokers who sell shares of the Funds. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

      Class A shares are available for purchase by qualified retirement plans for both corporations and self-employed individuals. The Trust has available prototype IRA plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, call or write the Distributor.

SHARES OF BENEFICIAL INTEREST

      All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or the classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class-by-class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding Class A share in a Fund is entitled to participate equally in dividends and distributions declared by that class.

REPORTS TO SHAREHOLDERS

      Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

CLASS Y SHARES

      In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.


      Class Y shares are available to eligible institutional investors and qualifying individual investors at net asset value without the imposition of an initial or deferred sales charge and are not subject to ongoing distribution fees imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The minimum initial investment in Class Y shares is $500,000, but this requirement may be waived at the discretion of the Trust's officers.

      The Systematic Withdrawal Plan and Pre-Authorized Investment Plan are not available for Class Y shares.


      If you are considering a purchase of Class Y shares of a Fund, please call the Transfer Agent at (800) 986-3384 to obtain information about eligibility and a prospectus.

DISTRIBUTOR

      Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.

TRANSFER AGENT

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.

CUSTODIAN

      The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of each Fund's assets. The Bank of New York also performs certain administrative services for the Funds pursuant to agreements with Conseco Services, LLC.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Trust's independent public accountants are Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002.

LEGAL COUNSEL

      Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.

      THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

            General Information.........................................
            Investment Restrictions.....................................
            Description of Securities and Investment Techniques.........
            Investment Performance .....................................
            Portfolio Turnover and Securities Transactions..............
            Control Persons and Principal Holders of Securities.........
            Management..................................................
            Net Asset Values of the Shares of the Funds ................
            Fund Expenses ..............................................
            Distribution Arrangements ..................................
            Purchase and Redemption of Shares...........................
            General ....................................................
            Taxes.......................................................
            Other Information...........................................
            Financial Statements........................................






      If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:

      Conseco Fund Group
      Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:

      Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:.
Mailing Address:

      Sincerely,


      (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:


Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORPORATE BOND RATINGS:


AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

CONSECO FUND GROUP
ADMINISTRATIVE OFFICE: 11815 N. PENNSYLVANIA STREET, CARMEL, INDIANA  46032
(317) 817-6300

      The Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate diversified portfolio of investments. This Prospectus offers shares of three series ("Funds") of the Trust, each with its own investment objective and investment policies. The Funds are divided into Class A and Class Y shares. Class A shares are offered to individual investors by a separate prospectus. Each class may have different expenses which may affect performance.

      The investment objectives of the Funds are as follows:

      EQUITY FUND seeks to provide a high equity total return consistent with preservation of capital and a prudent level of risk primarily by investing in selected equity securities and other securities having the investment characteristics of common stocks.

      ASSET ALLOCATION FUND seeks a High total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated, based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available, among various asset classes, including debt securities, equity securities, and money market instruments.

      FIXED INCOME FUND seeks the highest level of income as is consistent with preservation of capital by investing primarily in investment grade debt securities.




      Conseco Capital Management, Inc. (the "Adviser") serves as the Trust's investment adviser. The Adviser supervises the Trust's management and investment program, performs a variety of administrative services on behalf of the Trust, and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The Trust pays all other expenses incurred in the operation of the Trust, including fees and expenses of Trustees who are unaffiliated persons of the Adviser and the Trust.


      There is no assurance that any of the Funds will achieve its investment objective. The various Funds may be used independently or in combination. You may also purchase shares of a money market fund currently managed by Federated Investors, which seeks current income consistent with stability of capital and liquidity, through a separate prospectus. That prospectus is available upon request by calling 800-557-7043.

      This Prospectus sets forth concisely the information about the Trust that an investor should know before investing. A Statement of Additional Information ("SAI") dated August 6, 1997, containing additional information about the Trust and the Funds, has been filed with the SEC and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the SAI without charge by calling or writing the Trust at the address and telephone number above.

INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                      The date of this Prospectus is August 6, 1997.

                                TABLE OF CONTENTS

                                                                        Page
            Cover Page....................................................1
            Fee Table.....................................................2
            Financial Highlights..........................................
            Investment Objectives and Policies of the Funds...............3
            Investment Techniques and Other Investment Policies...........6
            Management....................................................8
            Purchase and Redemption of Shares.............................9
            Dividends, Other Distributions and Taxes.....................12
            The Adviser's Investment Performance.........................13
            Other Information............................................
            Appendix A - Securities Ratings.............................A-1

FEE TABLE

      The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in Class Y shares of the Funds.


                                                         ASSET
SHAREHOLDER TRANSACTION EXPENSES            EQUITY     ALLOCATION   FIXED INCOME
--------------------------------            ------     ----------   ------------

Maximum Sales Charge Imposed on              None          None           None
Purchases
(as a percentage of offering price)

Maximum Sales Charge Imposed on              None          None           None
Reinvested Dividends (as a percentage of offering price)

Deferred Sales Charge                        None          None           None

Redemption Fees                              None          None           None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net
assets)

Management Fees                              .70%          .70%         .40%(1)

Administrative Fees                          .20%          .20%           .20%

12b-1 Distribution and Service Fees          None          None           None

Other Expenses (less voluntary fee           .10%          .10%            0%
waivers and/or
reimbursements) (2)

Total Operating Expenses (less               1.00%         1.00%          .60%
voluntary fee waivers and/or
reimbursements) (3)


(1) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Fixed Income Fund to .40% of the Fund's average daily net assets until April 30, 1998. Absent such undertaking, the advisory fee would have been
 .45% of the Fund's average daily net assets.

(2) Other Expenses are based on estimated amounts for the current fiscal year and exclude taxes, interest, brokerage and other transaction expenses, and any extraordinary expenses.


(3) The expense information set forth above reflects voluntary commitments of the Adviser and Conseco Services, LLC to waive a portion of their fees under each Fund's Investment Advisory Agreement and Administration Agreement, respectively, and/or to reimburse a portion of the Fund's expenses through April 30, 1998. The voluntary commitments provide that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above. In the absence of such waivers and reimbursements (including the reduction in Fixed Income Fund's advisory fee discussed above), it is estimated that Other Expenses would be .31%, .94%, and .69%, and Total Operating Expenses would be 1.21%, 1.84% and 1.34% of the average daily net assets of the Equity, Asset Allocation and Fixed Income Funds, respectively.

EXAMPLE

      Assuming a hypothetical investment of $1,000, a 5% annual return and redemption at the end of each time period, an investor in Class Y of each of the Funds would have paid transaction and operating expenses at the end of each year as follows:

                                    1 YEAR      3 YEARS
                                    ------      -------

              Equity                  $10         $32
              Asset Allocation        $10         $32
              Fixed Income            $ 6         $19

The same level of expenses would be incurred if the investments were held throughout the period indicated.

      THESE EXAMPLES ILLUSTRATE THE EFFECT OF EXPENSES, BUT ARE NOT MEANT TO SUGGEST ACTUAL OR EXPECTED COSTS OR RETURNS, ALL OF WHICH MAY VARY.


                                                                               Period from inception (January 2, 1997)
                                                                                       through June 30, 1997
                                                                                -------------------------------------
                                                                                                 Asset        Fixed
                                                                               Equity         Allocation     Income
Class Y Shares                                                                  Fund             Fund         Fund
                                                                                ----             ----         ----
Net asset value per share, beginning of period...........................      $10.00            $10.00       $10.00

Income from investment operations (a):
   Net investment income (loss)..........................................        (.01)              .06          .35
   Net realized gains and change in unrealized appreciation
     on investments......................................................         .89               .56          .06
                                                                               ------            ------       ------

       Total from investment operations..................................         .88               .62          .41

Distributions from net investment income and net realized short-term
     capital gains (a)...................................................          -               (.05)        (.33)
                                                                               ------            ------       ------

       Net asset value per share, end of period..........................      $10.88            $10.57       $10.08
                                                                               ======            ======       ======

Total return (not annualized) (b)........................................        8.80%             6.90%        3.71%
                                                                                 ====              ====         ====

Ratios/supplemental data:
   Net assets, end of period.............................................  48,690,983        10,706,693   19,480,853
   Ratio of expenses to average net assets (b) (annualized)..............        1.00%             1.00%         .60%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized).............................................        (.24)%            2.85%        6.95%
   Portfolio turnover rate...............................................       97.331%         241.150%       220.808%
   Average commission rate paid (c)......................................         $.06             $.06       $     -

(a) Per share amounts presented are based on an average of monthly shares outstanding during the period from inception (January 2, 1997) through June 30, 1997.
(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis 1.00 percent for the Equity Fund, 1.00 percent for the Asset Allocation Fund and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.40 percent for the Equity Fund, 1.99 percent for the Asset Allocation Fund and
     1.53 percent for the Fixed Income Fund.
(c) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.


INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

      Each of the Funds has a different investment objective as described below. Each Fund is managed by the Adviser. There can be no assurance that any of the Funds will achieve its investment objective. Each Fund is subject to the risk of changing economic conditions, as well as the risk inherent in the ability of the Adviser to make changes in a Fund's investments in anticipation of changes in economic, business, and financial conditions.

      The different types of securities and investment techniques common to one or more Funds all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates.

      The investments and investment techniques common to one or more Funds and their risks are described in greater detail in "Description of Securities and Investment Techniques" in the SAI.


      The Funds are subject to investment restrictions that are described under "Investment Restrictions" in the SAI. Those investment restrictions that are "fundamental policies" may not be changed without a majority vote of shareholders of the affected Funds. Among other things, the "fundamental policies" prohibit each Fund, with respect to 75 percent of its total assets, from (i) investing more than 5 percent of its assets in the securities of any one issuer (except obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities (these obligations are referred to in this prospectus as "U.S. Government Securities")), and (ii) investing more than 25 percent of its assets in the securities of issuers in the same industry (except cash equivalent items and U.S. government securities). Except for the Trust's fundamental policies, all investment policies and practices described in this Prospectus and in the SAI are not fundamental, meaning that the Board of Trustees may change them without shareholder approval. See "Description of Securities and Investment Techniques" and "Investment Restrictions" in the SAI for further information.

EQUITY FUND

      In seeking its objective of providing a high equity total return consistent with the preservation of capital and a prudent level of risk, the Equity Fund will attempt to achieve a total return (i.e., price appreciation plus potential dividend yield) primarily through investment in selected equities (i.e., common stocks and other securities having the investment characteristics of common stocks, such as convertible debentures and warrants). However, if market conditions indicate their desirability, the Adviser may, for defensive purposes, temporarily invest all or a part of the assets of the Equity Fund in money market instruments. See "Debt Securities" below and in the SAI for further information.

      The Adviser expects that the Fund's equity investments will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon the analysis of variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser expects that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well- known companies may also be selected. Small company stocks have higher risk and volatility, because most are not as broadly traded as stocks of larger companies, and thus their prices may fluctuate more widely and abruptly.


      By investing in securities that are subject to market risk, the Equity Fund is subject to greater fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a fund seeking stability of principal, such as a money market fund, or a fund investing primarily in U.S. government securities. To maximize potential return, the Adviser may utilize a variety of investment techniques and strategies including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depository Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information. The Equity Fund may also invest in high yield, high risk, lower-rated debt securities. See "Risks Associated With High Yield Debt Securities" below and in the SAI for further information.

ASSET ALLOCATION FUND

      The investment objective of the Asset Allocation Fund is to seek a high total investment return consistent with the preservation of capital and prudent investment risk. The Fund seeks to achieve this objective by pursuing an active asset allocation strategy whereby investments are allocated based upon thorough investment research, valuation and analysis of market trends and the anticipated relative total return available among various asset classes, including debt securities, equity securities and money market instruments. Total investment return consists of current income, including dividends, interest, and discount accruals, and capital appreciation. Achieving this Fund's objective depends on the Adviser's ability to assess the effect of economic and market trends on different sectors of the market. In seeking to maximize total return, the Asset Allocation Fund will follow an asset allocation strategy contemplating shifts (which may be frequent) among a wide range of investments and market sectors. The Fund's investments will be designed to maximize total return during all economic and financial environments, consistent with prudent risk as determined by the Adviser.

      The Asset Allocation Fund will invest in U.S. government securities, intermediate and long- term debt securities and equity securities of domestic and foreign issuers, including common and preferred stocks, convertible debt securities, and warrants. If the Adviser deems stock market conditions to be favorable or debt market conditions to be uncertain or unfavorable, a substantially higher percentage of the Fund's total assets may be invested in equity securities. If, however, the Adviser believes that the equity environment is uncertain or unfavorable, the Fund may decrease its investments in equity securities and increase its investments in debt securities. Furthermore, if the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, the Fund may invest up to 10% of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals. Additionally, the Asset Allocation Fund may make temporary defensive investments (i.e., money market instruments) without limit if it is believed that market conditions warrant a more conservative investment strategy.

      The Asset Allocation Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information.


      The maturities of the debt securities in the Asset Allocation Fund will vary based in large part on the Adviser's expectations as to future changes in interest rates. However, the Adviser anticipates that the debt component of the Fund will generally be invested primarily in intermediate and/or long-term debt securities. The Adviser anticipates that the equity portion of the Fund will be widely diversified by both industry and number of issuers. The Adviser's stock selection methods will be based in part upon variables which it believes significantly relate to the future market performance of a stock, such as recent changes in earnings per share and their deviations from analysts' expectations, past growth trends, price movement of the stock itself, publicly recorded trading transactions by corporate insiders, and relative price-earnings ratios. The Adviser anticipates that investment opportunities will often be sought among securities of larger, established companies, although securities of smaller, less well-known companies may also be selected. Small company stocks are subject to the risks described with respect to the Equity Fund.


      The Asset Allocation Fund may invest in high yield, high risk, lower-rated debt securities, which are not believed to involve undue risk to income or principal. The Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in high yield, high risk debt securities. Generally, higher yielding bonds carry ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P") that are lower than those assigned to investment grade debt securities, or they are unrated and the Adviser determines such securities are not of comparable quality to investment grade debt securities. A debt security will be considered "investment grade" if it is rated in one of the four highest rating categories by at least one nationally recognized statistical rating organization ("NRSRO"), or, in the case of an unrated security, if the Adviser determines such security is of comparable quality to securities rated in one of the four highest rating categories. See "Appendix A" to this Prospectus for further discussion regarding securities ratings.


      Lower-rated securities carry higher investment risk than investment grade debt securities. The market values of lower-rated securities generally fluctuate more widely than those of higher-rated securities. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for the issuers of such securities to make principal and interest payments than is generally the case for higher grade debt securities. The lowest rating categories in which the Fund will invest are CCC/Caa. Securities in those categories are considered to be of poor standing and are predominantly speculative. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. See "Risks Associated With High Yield Debt Securities" below and "Description of Securities and Investment Techniques" in the SAI.

      The Asset Allocation Fund may also invest in zero coupon securities and payment-in-kind securities. A zero coupon security pays no interest to its holders prior to maturity and a payment-in-kind security pays interest in the form of additional securities. These securities will be subject to greater fluctuation in market value in response to changing interest rates than securities of comparable maturities that make periodic cash distributions of interest.

      The Asset Allocation Fund may also invest in equity and debt securities of foreign issuers, including non-U.S. dollar- denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Asset Allocation Fund will not invest more than 50% of its total assets (measured at the time of investment) in foreign securities. See "Foreign Securities" below and "Description of Securities and Investment Techniques" in the SAI for further information.

FIXED INCOME FUND

      In seeking its investment objective of providing the highest level of income as is consistent with the preservation of capital, the Fixed Income Fund invests primarily in investment grade debt securities (as defined above). The Adviser seeks to reduce risk, increase income, and preserve or enhance total return by actively managing the Fund in light of market conditions and trends. The Adviser seeks to enhance total return specifically through purchasing securities which the Adviser believes are undervalued and selling, when appropriate, those securities the Adviser believes are overvalued. In order to determine value, the Adviser utilizes independent fundamental analysis of the issuer as well as an analysis of the specific structure of the security. The Fixed Income Fund may invest in debt securities issued by publicly and privately held U.S. and foreign companies, the U.S. government and agencies and instrumentalities thereof, states and their political subdivisions, agencies and instrumentalities ("municipal securities"), and foreign governments and their agencies and instrumentalities. The interest on the municipal securities in which the Fund invests typically is not exempt from federal income tax. The Fixed Income Fund may also invest in mortgage-related debt securities, asset-backed debt securities, and other forms of debt securities. See "Debt Securities" and "Mortgage-Backed Securities" below and in the SAI. In addition, up to 15% of the Fund's assets may be invested directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities, and up to 10% of the Fund's assets may be invested in debt securities rated below investment grade (as defined above) and comparable unrated securities.

      Debt securities purchased by the Fixed Income Fund may be of any maturity. It is anticipated that the dollar weighted average life of the debt portfolio will be between seven and 15 years, but may be shorter or longer depending on market conditions. While the Fixed Income Fund intends to invest in fixed income securities in order to achieve its investment objective of obtaining the highest level of income consistent with preservation of capital, it may from time to time invest in fixed income securities which offer higher capital appreciation potential. Such investments would be in addition to that portion of the Fund which may be invested in common stocks and other types of equity securities.

      Fixed income securities will be affected by changes in interest rates. When interest rates decline, the market value of a fund invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a fund invested at lower yields can be expected to decline. Therefore, the Fixed Income Fund may engage in portfolio trading to take advantage of market developments and yield disparities; for example, shortening the average maturity of the Fund in anticipation of a rise in interest rates so as to minimize depreciation of principal, or lengthening the average maturity of the Fund in anticipation of a decline in interest rates so as to maximize appreciation of principal.


      The Fixed Income Fund may use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Fund's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" in the SAI for further information.

INVESTMENT TECHNIQUES AND OTHER INVESTMENT POLICIES

MORTGAGE-BACKED SECURITIES

      Each Fund may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). The Funds may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations," below), and in other types of mortgage-related securities.


      MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in pools of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by the Government National Mortgage Association, "GNMA"), or guaranteed by agencies or instrumentalities of the U.S. government (in the case of securities guaranteed by Fannie Mae, "FNMA," or the Federal Home Loan Mortgage Corporation, "FHLMC"). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.


      GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.


      FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.


      COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. All Funds may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received, although not necessarily on a pro rata basis. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a Fund could sustain a loss. If new types of mortgage-related securities are developed and offered to investors, investments in such securities will be considered.

      RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions, are subject to early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

DEBT SECURITIES

      All Funds may invest in U.S. dollar-denominated corporate debt securities of domestic issuers, and the Asset Allocation Fund and the Fixed Income Fund may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade debt securities, do not provide the high degree of security with respect to payment of principal and interest associated with higher-rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated BBB or Baa (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      RISKS ASSOCIATED WITH HIGH YIELD DEBT SECURITIES. The Funds may invest in high yield, high risk, lower-rated debt securities. High yield debt securities are subject to all risks inherent in any investment in debt securities. As discussed below, these risks are significantly greater in the case of high yield debt securities.

      Lower-rated debt securities generally offer a higher current yield than that available from higher-rated issues. However, lower-rated securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers and (3) price fluctuation in response to changes in interest rates. Accordingly, the yield on lower-rated debt securities will fluctuate over time. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest, and increase the possibility of default. In addition, the market for lower-rated securities has expanded rapidly in recent years, and this expanded market has not been tested in a period of extended economic downturn. This market may be thinner and less active than the market for higher quality securities, which may limit the ability to sell such securities at their fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.


      Differing yields on fixed income securities of the same maturity are a function of several factors, including the relative financial strength of the issuers. Higher yields are generally available from securities rated below investment grade (i.e., Ba1 or lower by Moody's or BB+ or lower by S&P). Debt securities rated below investment grade are deemed by these agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions.

FOREIGN SECURITIES

      The Asset Allocation Fund may invest in equity securities of foreign issuers including ADRs, which are described below, and in debt securities of foreign issuers. That Fund may invest up to 50 percent of its total assets in such securities. The Equity Fund may invest in ADRs. The Fixed Income Fund may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.


      Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Fund to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Asset Allocation Fund and the Fixed Income Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in those Funds and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Fund or its investors in all cases.

      ADRs are certificates issued by a U.S. bank or trust company representing an interest in securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Fund may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of such ADRs.

RESTRICTED AND ILLIQUID SECURITIES

      The Funds may invest in restricted securities such as private placements, although a Fund may not invest in any restricted security that is illiquid if, after acquisition thereof, more than 15 percent of the Fund's assets would be invested in illiquid securities. Once acquired, restricted securities may be sold by a Fund only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Fund may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

MANAGEMENT

      The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth below. The Trust's officers supervise the daily business operations of the Trust. For information about the Board of Trustees and the Trust's officers, see "Management" in the SAI.


      The Adviser, 11825 N. Pennsylvania Street, Carmel, Indiana 46032, has been retained under Investment Advisory Agreements with the Trust to provide investment advice, and in general to supervise the management and investment program of the Trust and each Fund. The Adviser is a wholly-owned subsidiary of Conseco, Inc., a publicly-owned financial services company, the principal operations of which are in development, marketing, and administration of specialized annuity, life and health insurance products. The Adviser generally manages the affairs of the Trust, subject to the supervision of the Board of Trustees.


      Under the Investment Advisory Agreements, the Adviser has contracted to receive an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Fixed Income Fund, .70% of the average daily net asset value of the Equity Fund, and .70% of the average daily net asset value of the Asset Allocation Fund. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, Inc., which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to the Conseco companies and affiliates. The Adviser, together with Conseco Services, LLC (the "Administrator") and Conseco Equity Sales Inc., (the "Distributor"), have voluntarily agreed to waive its investment advisory fee and/or reimburse expenses to the extent that the ratio of expenses to net assets on an annual basis for Class Y shares of the Equity Fund exceeds 1.00%, the Asset Allocation Fund exceeds 1.00%, and the Fixed Income Fund exceeds .60%. These voluntary limits may be discontinued at any time after April 30, 1998.

      The investment professionals primarily responsible for the management of each Fund, with the respective responsibilities and business experience for the past five years are as follows:

      EQUITY FUND: Thomas J. Pence, Vice President for the Adviser. He is responsible for the management of the Adviser's equity portfolios and oversight of the equity investment process. Mr. Pence joined the Adviser in 1992. Previously, Mr. Pence worked for five years as a securities analyst in the field of real estate acquisition and development in which he specialized in residential development and construction finance and was responsible for overseeing a project portfolio of $750 million in real estate assets.

      FIXED INCOME FUND: Gregory J. Hahn, Senior Vice President, Portfolio Analytics, for the Adviser. He is responsible for the portfolio analysis and management of the institutional client accounts and analytical support for taxable portfolios. In addition, he has responsibility for SEC registered investment products as well as investments in the insurance industry. Mr. Hahn joined the Adviser in 1989.

      ASSET ALLOCATION FUND: Gregory J. Hahn, Portfolio Manager of the fixed income portion of the Fund. See Mr. Hahn's business experience above.

      Thomas J. Pence, Portfolio Manager of the equity portion of the Fund. See Mr. Pence's business experience above.

ADMINISTRATIVE FEES

      Pursuant to an administration agreement ("Administration Agreement"), the Administrator supervises the overall administration of the Funds. These administrative services include supervising the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities. For providing these services, the Administrator receives a fee from each Fund of .20% per annum of its average daily Class Y net assets. Pursuant to the Administration Agreement, the Administrator reserves the right to employ one or more sub-administrators to perform administrative services for the Funds. The Bank of New York performs certain administrative services for the Funds pursuant to agreements with the Administrator.

PURCHASE AND REDEMPTION OF SHARES

HOW TO BUY SHARES

      You may purchase shares from any broker, dealer, or other financial intermediary that has a selling agreement with the Distributor. These firms may charge for their services in connection with your purchase order. In addition, as discussed below, an account may be opened for the purchase of shares of a Fund by mailing to the Conseco Fund Group, P.O. Box 8017, Boston, Massachusetts 02266-8017, a completed account application and a check payable to the appropriate Fund. Or you may telephone (800) 986-3384 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application.


      In order to buy Class Y shares you must be an institutional investor or a qualifying individual investor. Institutional investors may include, but are not limited to, the following: (i) tax qualified retirement plans which have (a) at least $10 million in plan assets, or (b) 250 or more employees eligible to participate at the time of purchase, (ii) banks and insurance companies purchasing shares for their own account, (iii) investment companies not affiliated with the Adviser, (iv) tax-qualified retirement plans of the Adviser or brokers, dealers, and other financial intermediaries that have a selling agreement with the Distributor and their affiliates, (v) endowments, foundations and other charitable organizations or (vi) accounts established under wrap fee or asset allocation programs where the accountholder pays the sponsor an asset-based fee. A qualifying individual investor is an investor who is a client of the Adviser and is making a purchase of over $500,000 or whose purchase together with his current holdings of Class Y shares exceeds $500,000 or any other individual who meets the minimum investment requirement.


      Purchase orders for all Funds are accepted only on a business day as defined below. Orders for shares received by the Funds' Transfer Agent on any business day prior to the close of regular trading on the New York Stock Exchange (the "NYSE") (normally 4:00 p.m. Eastern Time) will receive that day's offering price, which is net asset value. Orders received by the Transfer Agent after such time but prior to the close of business on the next business day will receive the next business day's offering price. If you purchase shares through a broker, dealer, or other financial intermediary, that firm is responsible for forwarding payment promptly to the Transfer Agent. A "business day" is any day on which the NYSE is open for business. It is anticipated that the NYSE will be closed Saturdays and Sundays and on days on which the NYSE observes New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


      Your initial purchase amount must be at least $500,000. However, the minimum may be waived at the discretion of a Fund's officers. Each Fund and the Distributor or Transfer Agent reserves the right to reject any order for the purchase of shares in whole or in part. The Trust reserves the right to cancel any purchase order for which payment has not been received by the third business day following placement of the order.


      The Distributor may provide promotional incentives including cash compensation to certain brokers, dealers, or financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares of one or more of the Funds. Other programs may provide, subject to certain conditions, additional compensation to brokers, dealers, or financial intermediaries based on a combination of aggregate shares sold and increases of assets under management. All of the above payments will be made by the Distributor or its affiliates out of their own assets. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

      You will receive a confirmation of each new transaction in your account, which will also show you the number of Fund shares you own and the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued.

PURCHASES BY WIRE

      Purchases by wire transfer should be directed to the Transfer Agent. To receive an account number call (800) 986-3384 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern Time) on a business day (as defined above) on which your bank is open for business. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and the wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to: ABA # 011000028, State Street Bank, Boston, MA, Account # 9905-244-1. If you arrange for receipt by the Transfer Agent of Federal funds prior to the close of regular trading (normally 4:00 p.m. Eastern
Time) of the NYSE on a business day as defined above, you will receive that day's offering price. Your bank may charge for these services.


PURCHASES THROUGH BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES


      Orders for purchase of shares placed through brokers, dealers and other financial intermediaries will receive the offering price next computed following receipt of the order provided the broker, dealer or other financial intermediary receives the order prior to the close of the NYSE and transmits it to the Transfer Agent prior to its close of business that same day (normally 4:00 p.m. Eastern Time). Such firms are required to provide payment within three business days after placing an order. BROKERS, DEALERS AND OTHER FINANCIAL INTERMEDIARIES MAKING PAYMENT FOR CONFIRMED PURCHASES VIA FEDERAL FUNDS WIRE MUST REFERENCE THE CONFIRMATION NUMBER TO ENSURE TIMELY CREDIT.

PURCHASES BY CHECK

      An initial investment made by check must be accompanied by an application, completed in its entirety. Additional shares of the Funds may also be purchased by sending a check payable to the applicable Fund, along with information regarding your account, including the account number, to the Transfer Agent. All checks should be drawn only on U.S. banks in U.S. funds, in order to avoid fees and delays. A charge may be imposed if any check submitted for investment does not clear. Third party checks will not be accepted. When purchases are made by check, redemptions will not be allowed until the investment being redeemed has been in the account for 15 business days.

HOW TO REDEEM SHARES OF THE FUNDS

      Shares of Class Y are redeemed at net asset value next determined after receipt of a redemption request in good form on any business day, reduced by the amount of any federal income tax required to be withheld.

REDEMPTIONS BY MAIL

      A written request for redemption must be received by the Transfer Agent to constitute a valid tender for redemption. It will also be necessary for corporate investors and other associations to have an appropriate certification authorizing redemptions by a corporation or an association on file before a redemption request will be considered in proper form. A suggested form of such certification is provided on the application accompanying this Prospectus. A signature guarantee is required for redemptions of $50,000 or more. A signature guarantee may be obtained from most banks, brokers and dealers, credit unions, savings associations and financial institutions, but not from a notary public.

REDEMPTIONS BY WIRE OR TELEPHONE

      Brokers, dealers, or other financial intermediaries may communicate redemption orders by wire or telephone. These firms may charge for their services in connection with your redemption request but neither the Funds nor the Distributor imposes any such charges.

      The Funds and the Transfer Agent will not be responsible for the authenticity of telephone instructions or losses, if any, resulting from unauthorized shareholder transactions if the Funds or the Transfer Agent reasonably believe that such instructions are genuine. The Funds and the Transfer Agent have established procedures that the Funds believe are reasonably appropriate to confirm that instructions communicated by telephone are genuine. These procedures include: (i) recording telephone instructions for exchanges and expedited redemptions; (ii) requiring the caller to give certain specific identifying information; and (iii) providing written confirmations to shareholders of record not later than five days following any such telephone transactions. If the Funds and the Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXPEDITED REDEMPTIONS

      You may have the payment of redemption requests (of $250 or more) wired or mailed directly to a domestic commercial bank account that you have previously designated. Normally, such payments will be transmitted on the second business day following receipt of the request (provided redemptions may be made). You may request a wire redemption by telephone or written request sent to the Transfer Agent. For telephone redemptions, call the Transfer Agent at (800) 986-3384. You must complete the "Expedited Redemptions" section of the application for this privilege to be applicable.

GENERAL

      Payment to shareholders for shares redeemed or repurchased will be made within seven days after receipt by the Transfer Agent. A Fund may delay the payment of redemption proceeds until the check used to purchase the shares being redeemed has cleared, which may take up to 15 days or longer. To reduce such delay, the Funds recommend that all purchases be made by bank wire Federal funds. A Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC.

EXCHANGE PRIVILEGE

      Class Y shares of one Fund described in this Prospectus may be exchanged for Class Y shares of the other Funds or for shares of the money market fund currently managed by Federated Investors at the relative net asset values per share at the time of the exchange. Shares of the money market fund currently managed by Federated Investors may be exchanged for Class Y shares at relative net asset values per share at the time of the exchange. The total value of shares in a Fund after the exchange must at least equal the minimum investment requirement of the Fund. You should consider the differences in investment objectives and expenses of the Funds before making an exchange. Shares are normally redeemed from one Fund and purchased from the other Fund in the exchange transaction on the same business day on which the Transfer Agent receives an exchange request that is in proper form by the close of the NYSE that day.


ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE


      Electronic transfers through Automated Clearing House ("ACH") allow you to initiate a purchase or redemption for as little as $50 or as much as $50,000 between your bank account and Fund account using the ACH network. Initial purchase minimums apply. You must complete the "ACH" section of the application for this privilege to be applicable.

DETERMINATION OF NET ASSET VALUE

      The net asset value per share is determined for each class of shares for each Fund as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day (as previously defined) by dividing the value of the Fund's net assets attributable to a class (the class' pro rata share of the value of the Fund's assets minus the class' pro rata share of the value of the Fund's liabilities) by the number of shares of that class outstanding. The assets of each Fund are valued primarily on the basis of market quotations. If quotations are not readily available, assets are valued by a method that the Trustees of the Trust believe accurately reflects fair value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. With respect to all Funds, short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.


DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES


      Each Fund is treated as a separate corporation and intends to qualify as a "regulated investment company" ("RIC") under the Code. As such, and by complying with the applicable provisions of the Code regarding the amount and timing of its distributions, each Fund will be allowed a deduction for amounts distributed to its shareholders from its taxable income and net capital gain and will not be subject to federal income tax on such amounts. To qualify for treatment as a RIC, each Fund must, among other things, satisfy certain source of income and diversification requirements described in the SAI.


      Each Fund intends to distribute all its investment company taxable income (generally consisting of net investment income, net short-term capital gains, and any net gains from certain foreign currency transactions) and net capital gain so as to avoid federal income and excise taxes. Dividends from each Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) generally will be taxable to you as ordinary income. The portion of those dividends that does not exceed the aggregate dividends received by the Fund from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax. Distributions of each Fund's net capital gain (whether paid in cash or reinvested additional shares), when designated as such, will be taxable to you as a long-term capital gain, regardless of how long you have held your Fund shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

      Dividends and other distributions declared in December, but received by you in January, generally are taxable to you in the year in which declared. Each Fund will inform you after the end of each calendar year as to the amount and nature of dividends and other distributions paid (or deemed paid) to you for that year.


      When you redeem (sell) shares, it may result in a taxable gain or loss to you, depending on whether you receive more or less than your adjusted basis for the shares. An exchange of any Fund's shares for shares of another Fund generally will have similar tax consequences. If you purchase shares of a Fund (whether pursuant to the reinstatement privilege or otherwise) within thirty days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or part of that loss will not be deductible and will increase the basis of the newly purchased shares.


      Each Fund is required to withhold 31% of all dividends, capital gain distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.


      The Asset Allocation Fund is required to include in its gross income each year a portion of the original issue discount on zero coupon securities it holds, even though the Fund receives no interest payment on the securities during the year. Similarly, the Fund must include in its gross income each year any interest on payment-in-kind securities distributed in the form of additional securities. Accordingly, to qualify for treatment as a RIC under the Code, the Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash the Fund actually receives. Those distributions will be made from the Fund's cash assets or the proceeds from sales of Fund securities, if necessary.

      This information is only a summary of certain federal tax information about your investment. More information is contained in the SAI. You should consult with your tax adviser about the effect of an investment in a Fund on your particular tax situation.


      Dividends from the Fixed Income Fund's net investment income will be declared and distributed monthly. Dividends from the Equity Fund's and the Asset Allocation Fund's net investment income will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals. For dividend purposes, the net investment income of each Fund will consist of all dividends and interest received and any net short-term gains or losses from the sale of its investments (and, in the case of the Asset Allocation Fund, net realized gains from foreign currency transactions) less its estimated expenses (including fees payable to the Adviser).


      Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) of each Fund, if any, are declared and distributed annually after the close of the Fund's fiscal year to its shareholders.


      Dividends and other distributions paid on each class of shares of each Fund are calculated at the same time and in the same manner. Dividends on Class A shares of a Fund are expected to be lower than those on its Class Y shares because Class A shares have higher expenses resulting from their distribution and service fees. [Dividends on each class also might be affected differently by the allocation of other class-specific expenses.


      DISTRIBUTION OPTIONS. When you open your account, specify on your application how you want to receive your distributions. For Conseco Fund Group retirement accounts, all distributions are reinvested. For other accounts, you have the following options:


      REINVEST ALL DISTRIBUTIONS. You can elect to reinvest all dividends and capital gain distributions from a Fund in additional Class A shares of the Fund.


      REINVEST INCOME DIVIDENDS ONLY. You can elect to reinvest dividends from a Fund in Class A shares of the Fund while receiving capital gain distributions by check or sent to your bank account.


      REINVEST CAPITAL GAIN DISTRIBUTIONS ONLY. You can elect to reinvest capital gain distributions from a Fund in Class A shares of the Fund while receiving dividends by check or sent to your bank account.

      RECEIVE ALL DISTRIBUTIONS IN CASH. You can elect to receive a check for all dividends and capital gain distributions or have them sent to your bank account.

THE ADVISER'S INVESTMENT PERFORMANCE

      The Funds commenced operations on January 2, 1997. The average annualized total returns for Class Y of the Funds for the period from January 2, 1997 to June 30, 1997 were 8.80%, 6.90% and 3.71% for Equity Fund, Asset Allocation Fund, and Fixed Income Fund, respectively.


      The Equity Fund, Asset Allocation Fund and Fixed Income Fund are modeled after previously existing funds of the Conseco Series Trust (the "CST Funds") that are managed by the Adviser and have investment objectives and policies substantially similar to the corresponding Funds. The CST Funds are used as investment vehicles for the assets of variable annuity and variable life insurance contracts issued by Conseco affiliates.


      Below you will find information about the performance of the CST Funds. Although the Funds offered by this Prospectus have substantially similar investment objectives and policies, the same investment adviser and the same portfolio managers as the corresponding CST Funds, you should not assume that the Funds will have the same future performance as the CST Funds. For example, any Fund's future performance may be greater or less than the performance of the corresponding CST Fund due to, among other things, differences in expenses and cash flows between a Fund and the corresponding CST Fund. Moreover, past performance information is based on historical earnings and is not intended to indicate future performance.


      The investment characteristics of each Fund will closely resemble the investment characteristics of the corresponding CST Fund. Depending on the Fund involved, similarity of investment characteristics may involve factors such as industry diversification, portfolio beta, portfolio quality, average maturity of fixed-income assets, equity/non-equity mixes, and individual holdings.

      The Funds do have differences from the CST Funds, although the Adviser does not believe these practices would cause a significant change in investment results. Investors should note the following differences from the CST Funds: (1) the Funds may invest in swaps, caps, floors and collars; (2) the Funds may lend portfolio securities; and (3) the Funds may sell securities short. See the SAI for further details about these practices.


      The table below sets forth each Fund, its corresponding CST Fund, the date the Adviser began managing the CST Fund (referred to as the "inception date") and asset size as of June 30, 1997.


                                   CORRESPONDING CST FUND
           FUND                    (INCEPTION DATE AND ASSET SIZE)
           ----                    -------------------------------

           Equity Fund             Common Stock Portfolio (Jan. 31, 1992)
                                   $182,608,444

           Asset Allocation Fund   Asset Allocation Portfolio (Dec. 1, 1991)
                                   $  20,749,844

           Fixed Income Fund       Corporate Bond Portfolio (July 31, 1990)
                                   $  19,007,412


      The following table shows the average annualized total returns for the CST Funds for the one, three and five year periods ended June 30, 1997 and for the periods from inception of the CST Funds to June 30, 1997. These figures are based on the gross investment performance of the CST Funds. Note that the actual investment performance experienced by investors in variable annuity and variable life insurance contracts issued by Conseco affiliates would be lower than the gross investment performance of the CST Funds due to expenses at the separate account level; these expenses typically are higher than those borne by investors in the Funds. From the gross investment performance figures, the Total Operating Expenses reflected in the fee table herein are deducted to arrive at the net return. Performance figures will be lower when sales charges are taken into account. CST Fund performance does not represent the historical performance of the Funds and should not be interpreted as indicative of the future performance of the Funds.

CLASS Y SHARE TOTAL OPERATING EXPENSES.


CST FUND
(INCEPTION DATE)        1 YEAR    3 YEARS    5 YEARS     SINCE INCEPTION
----------------        ------    -------    -------     ---------------

Common Stock            27.60%    31.29%     21.50%           19.73%
Portfolio  (Jan. 31,
1992)

Asset Allocation        21.79%    23.35%     16.32%           16.14%
Portfolio (Dec. 31,
1991)

Corporate Bond          10.01%     9.48%      8.41%           10.17%
Portfolio (July 31,
1990)

      Each of the Funds may from time to time advertise certain investment performance information. Performance information may consist of yield and average annual total return quotations reflecting the deduction of all applicable charges over a period of time. A Fund also may use aggregate total return figures for various periods, representing the cumulative change in value of an investment in a Fund for the specific period. Performance information may be shown in schedules, charts or graphs. These figures are based on historical earnings and are not intended to indicate future performance.

      The "yield" of a Fund refers to the annualized net income generated by an investment in that Fund over a specified 30-day period, calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.

      The "average annual total return" of a Fund refers to the total rate of return of an investment in the Fund. The figure is computed by calculating average annual compounded rates of return over the 1, 5 and 10 year periods that would equate to the initial amount invested to the ending redeemable value, assuming reinvestment of all income dividends and capital gain distributions. "Total return" quotations reflect the performance of the Fund and include the effect of capital changes.


      Further information about the performance of the Funds is contained in the SAI and in the Funds' semi-annual and annual reports to shareholders, which you may obtain without charge by writing the Funds' address or calling the telephone number set forth on the cover page of this Prospectus.

OTHER INFORMATION

BROKERAGE COMMISSIONS

      Although the Conduct Rules of the NASD prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such rules and to obtaining best prices and executions, effected through brokers who sell shares of the Funds. The Adviser may also select an affiliated broker to execute transactions for the Funds, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

SHARES OF BENEFICIAL INTEREST

      All shares of beneficial interest of the Trust are entitled to one vote, and votes are generally on an aggregate basis. However, on matters where the interests of the Funds (or classes of a Fund) differ (such as approval of an investment advisory agreement or a change in fundamental investment policies), the voting is on a Fund-by-Fund (or class by class) basis. The Trust does not hold routine annual shareholders' meetings. The shares of each Fund issued are fully paid and non-assessable, have no preference, conversion, exchange or similar rights, and are freely transferable. In addition, each issued and outstanding share in a Fund is entitled to participate equally in dividends and distributions declared by that class.

REPORTS TO SHAREHOLDERS

      Investors in the Funds will be informed of their progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

RETIREMENT PLANS AND MEDICAL SAVINGS ACCOUNTS

      Class Y shares are available for purchase by qualified retirement plans for both corporations and self-employed individuals. The Trust has available prototype Individual Retirement Account ("IRA") plans (for both individuals and employers), Simplified Employee Pension ("SEP") plans, and savings incentive match plans for employees ("SIMPLE" plans) as well as Section 403(b)(7) Tax-Sheltered Retirement Plans which are designed for employees of public educational institutions and certain non-profit, tax-exempt organizations. The Trust also has information concerning prototype Medical Savings Accounts. For information, see the SAI and call or write the Distributor.

CLASS A SHARES

      In addition to Class Y Shares, the Trust also offers Class A shares. Class A shares are available to individual investors. Class A shares generally have operating expenses similar to Class Y shares, except for certain sales charges and distribution and transfer agent fees. Please call the Transfer Agent at
(800) 986-3384 for additional information on the purchase of Class A shares.

DISTRIBUTOR

      Conseco Equity Sales, Inc., 11815 N. Pennsylvania Street, Carmel, Indiana 46032, serves as distributor of shares of the Trust.

TRANSFER AGENT

      State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's transfer agent.

CUSTODIAN

      The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as custodian of each Fund's assets. The Bank of New York also performs certain administrative services for the Funds pursuant to agreements with the Administrator.

INDEPENDENT PUBLIC ACCOUNTANTS

      The Trust's independent public accountants are Coopers & Lybrand, L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002.

LEGAL COUNSEL

      Certain legal matters for the Funds are passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036.

      THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO SALESMAN, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE SAI.

                            TABLE OF CONTENTS OF THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page

            General Information........................................2
            Investment Restrictions...................................__
            Description of Securities and Investment Techniques........4
            Investment Performance ...................................18
            Portfolio Turnover and Securities Transactions............20
            Management................................................22
            Net Asset Values of the Shares of the Funds ..............24
            Fund Expenses ............................................24
            Distribution Arrangements ................................24
            Purchase and Redemption of Shares.........................26
            General ..................................................27
            Taxes.....................................................29
            Other Information.........................................
            Financial Statements......................................33








If you would like a free copy of the Statement of Additional Information for this Prospectus, please complete this form, detach, and mail to:

      Conseco Fund Group
      Attn: Administrative Offices
      11815 N. Pennsylvania Street, Carmel, Indiana 46032

Gentlemen:

      Please send me a free copy of the Statement of Additional Information for the Conseco Fund Group at the following address:

Name:.
Mailing Address:

      Sincerely,

      (Signature)

APPENDIX A SECURITIES RATINGS

DESCRIPTION OF CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.'S CORPORATE BOND RATINGS:


Aaa - Bonds which are rated Aaa by Moody's Investors Service, Inc. ("Moody's") are judged to be the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S  CORPORATE BOND RATINGS:


AAA - This is the highest rating assigned by Standard & Poor's ("S&P") to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB/B/CCC/CC - Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.+ BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PREFERRED STOCK RATINGS:

Both Moody's and S&P use the same designations for corporate bonds as they do for preferred stock, except that in the case of Moody's preferred stock ratings, the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks and relative quality, distinctions are comparable to those described above for corporate bonds.

                      STATEMENT OF ADDITIONAL INFORMATION

                               CONSECO FUND GROUP

                                  EQUITY FUND
                             ASSET ALLOCATION FUND
                               FIXED INCOME FUND

                           CLASS A AND CLASS Y SHARES

                                  August 6, 1997


This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the Conseco Fund Group (the "Trust") and the three series of the Trust: Equity Fund, Asset Allocation Fund and Fixed Income Fund (collectively, the "Funds"). It should be read in conjunction with the Funds' Class A and Class Y Prospectuses dated August 6, 1997. You may obtain a copy by contacting the Trust's Administrative Office, 11815 N. Pennsylvania Street, Carmel, Indiana 46032.


                              TABLE OF CONTENTS
                                                                            PAGE

General Information........................................................
Investment Restrictions....................................................
Description of Securities and
      Investment Techniques................................................
Investment Performance.....................................................
Portfolio Turnover and Securities
      Transactions.........................................................
Management.................................................................
Control Persons and Principal Holders
      of Securities........................................................
Net Asset Values of the Shares of
      the Funds............................................................
Fund Expenses .............................................................
Distribution Arrangements..................................................
Purchase and Redemption of Shares..........................................
General....................................................................
Taxes  ....................................................................
Other Information..........................................................
Financial Statements.......................................................

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which represents a separate diversified portfolio of investments. The Funds are divided into Class A and Class Y shares. Each class may have different expenses, which may affect performance.


INVESTMENT RESTRICTIONS


The Trust has adopted the following policies relating to the investment of assets of the Funds and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Fund affected. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Fund may be effected with the approval of the holders of a "majority" of the outstanding shares of such Fund. The Trust may not, and each Fund may not (except as noted):

1. Purchase securities on margin, except that Funds engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Fund may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and
      (b) the Asset Allocation Fund may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Fund may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectuses and in this SAI. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Fund's assets);

4.    Underwrite securities of other issuers;

5. With respect to 75% of a Fund's total assets, invest more than 5% of the value of its assets in the securities of any one issuer if thereafter the Fund in question would have more than 5% of its assets in the securities of any issuer or would own more than 10% of the outstanding voting securities of such issuer; this restriction does not apply to U.S. government securities;

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Funds may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25% of the assets of the Fund are subject to covered or secured calls and puts, and except that the Funds may purchase calls and puts with a value of up to 5% of each such Fund's net assets;

8. Participate on a joint or a joint and several basis in any trading account in securities;

9. Invest in the securities of issuers in any one industry if thereafter more than 25% of the assets of the Fund in question would be invested in securities of issuers in that industry; investing in cash items, U.S. government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate or interests therein;

11. Make loans of its assets, except the Funds may enter into repurchase agreements and lend portfolio securities in an amount not to exceed 15% of the value of a Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Board of Trustees; or

12. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except as permitted herein and in Investment Restriction Nos. 1, 2 and 3. Obligations under interest rate swaps will not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements. Other good faith hedging transactions and similar investment strategies will also not be treated as senior securities for purposes of this restriction so long as they are covered in accordance with applicable regulatory requirements and are structured consistent with current SEC interpretations.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

The following restrictions are designated as nonfundamental and may be changed by the Board of Trustees without shareholder approval.

The Trust may not, and each Fund may not (except as noted):

1. With respect to in excess of 15% of a Fund's assets, sell securities short, except that each Fund may, without limit, make short sales against the box.

2. Purchase any high yield, high risk security if as a result more than 35% of the Fund's assets would be invested in high yield, high risk securities.

In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Funds. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer. In accordance with regulatory requirements, a Fund will segregate assets whenever it enters into reverse repurchase agreements or mortgage dollar rolls.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

The following discussion describes in greater detail different types of securities and investment techniques used by the individual Funds, as described in "Investment Objectives and Policies of the Funds" in each Prospectus, as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES

All of the Funds may invest in U.S. government securities as described in the Prospectuses.

All Funds may also purchase obligations of the World Bank, the Inter-American Development Bank, the Asian Development Bank and the International Bank for Reconstruction and Development, which, while technically not U.S. government agencies or instrumentalities, have the right to borrow from the participating countries, including the United States.

ASSET-BACKED SECURITIES

Each Fund may invest in asset-backed securities which represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective and policies, each Fund may invest in other asset-backed securities that may be developed in the future.

DEBT SECURITIES

New issues of certain debt securities are often offered on a when-issued or delayed delivery basis; that is, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued or delayed delivery securities may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a Fund will not accrue any income on these securities prior to delivery. A Fund will maintain in a segregated account with the Trust's custodian an amount of cash or liquid securities, including equity securities and debt securities of any grade, equal (on a daily mark-to-market basis) to the amount of its commitment to purchase the when-issued or delayed delivery securities.


As discussed more fully in the Prospectuses, the Fixed Income Fund will invest primarily in debt securities that are "investment grade," except that the Fixed Income Fund may invest up to 10 percent of the Fund's assets in non-investment grade debt securities. The Equity and Asset Allocation Funds may also invest in high yield, high risk lower-rated fixed income securities. The Asset Allocation Fund does not intend to invest more than 25% of its total assets (measured at the time of investment) in high yield, high risk debt securities. The Equity and Asset Allocation Funds will not invest in rated debt securities which are rated below CCC/Caa. All Funds may invest in unrated securities as long as Conseco Capital Management, Inc. (the "Adviser") determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Fund by virtue of a rating. Many securities of foreign issuers are not rated by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"); therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

HIGH YIELD DEBT SECURITIES

Although the Adviser considers security ratings when making investment decisions, it performs its own investment analysis and does not rely principally on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates. From time to time, consistent with a Fund's investment objective, the Adviser may also trade high yield debt securities for the purpose of seeking short-term profits. These securities may be sold in anticipation of a market decline or bought in anticipation of a market rise. They may also be traded for securities of comparable quality and maturity to take advantage of perceived short-term disparities in market values or yields.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

Each Fund may purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. A Fund bears the risk that, on the settlement date, the market value of the securities may be lower than the purchase price. At the time a Fund makes a commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the Fund's net asset value. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring instruments consistent with the investment objective and policies of the respective Fund and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Fund in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. A Fund may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is each Fund's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

Each Fund may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

Each Fund may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Equity Fund and Fixed Income Fund may each invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Asset Allocation Fund may also invest in these types of instruments but such instruments will not necessarily be U.S. dollar-denominated. See "Foreign Securities" in the Prospectuses for information regarding risks associated with investments in foreign securities.

The Funds will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or S&P, or, if the institution has no outstanding securities rated by Moody's or S&P, it has, in the determination of the Adviser, similar creditworthiness to institutions having outstanding securities so rated;

2.    In the case of a U.S. bank or S&L, its deposits are  federally  insured;
      and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Fund. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit a Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements may be characterized as loans collateralized by the underlying securities. In these transactions, a Fund purchases securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Fund. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Fund would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the creditworthiness of the parties with which the Fund engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.





Although not one of the Trust's fundamental policies, it is the Trust's present policy not to enter into a repurchase transaction which will cause more than 15 percent of the assets of the Fixed Income Fund to be subject to repurchase agreements having a maturity of more than seven days. This 15 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) that are illiquid and any other securities for which market quotations are not readily available; however, this 15 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.

A reverse repurchase agreement involves the temporary sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature and involve minimal credit risks.

WARRANTS

The Equity and Asset Allocation Funds may invest in warrants. Each of these Funds may invest up to 5 percent of its net assets in warrants (excluding those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Fund may acquire warrants not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Fund's net assets would be invested in such warrants.


The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and warrants are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Fund would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS

Each Fund may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Fund may also enter into these transactions to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as a hedge and not as speculative investments.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.


A Fund may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.


A Fund will not enter into any interest rate transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into such transaction. If there is a default by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

LENDING SECURITIES

Each Fund may lend its securities so long as such loans do not represent in excess of 15% of the Fund's total assets. This is a fundamental policy. When a Fund lends securities, the borrower gives the Fund collateral consisting of cash or cash-equivalents. The Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower which has delivered cash-equivalent collateral. It is anticipated that securities will be loaned only under the following conditions: (1) the borrower must furnish collateral equal at all times to the market value of the securities loaned and the borrower must agree to increase the collateral on a daily basis if the securities increase in value; (2) the borrower, after notice, must redeliver the securities within three business days; (3) any cash collateral invested by a Fund will be in short-term investments which give maximum liquidity so that the collateral may be paid back to the borrower when the securities are returned; (4) the Fund may pay reasonable service, placement, custodian or other fees in connection with loans of securities and share a portion of the interest from investments of cash collateral with the borrower of the securities; and (5) the Fund will limit the amount of lending of securities so that the aggregate amount of interest received attributed to securities loans, if considered "other income" for the Federal tax purposes, will not cause the Fund to lose its status as a regulated investment company.


FUTURES CONTRACTS


The Funds may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Asset Allocation Fund may also engage in gold futures contracts.


Such investments may be made by the Funds solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Fund or which a Fund intends to purchase, and not for purposes of speculation.

GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date.

Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Fund has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

At the time a Fund enters into a futures contract, an amount of cash or liquid securities, equal to the fair market value less initial and variation margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Fund may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Fund will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator."

INTEREST RATE FUTURES CONTRACTS. The Funds may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

These Funds may purchase and sell interest rate futures as a hedge against changes in interest rates that would adversely impact the value of debt instruments and other interest rate sensitive securities being held or to be purchased by a Fund. A Fund might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Fund to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Fund intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract.

A Fund would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Fund would be substantially offset by the ability of the Fund to repurchase at a lower price the interest rate futures contract previously sold. While the Fund could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Fund to give up income on its investment since long-term rates normally exceed short-term rates.

OPTIONS ON FUTURES CONTRACTS. The Funds may purchase options on interest rate futures contracts, although these Funds will not write options on any such contracts. A futures option gives a Fund the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Fund would close out its position before expiration by an offsetting purchase or sale.

The Funds would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Fund would use put and call options on debt securities, as described in "Options on Securities" below.

STOCK INDEX FUTURES CONTRACTS. The Equity and Asset Allocation Funds may purchase and sell stock index futures contracts. A stock index (for example, the Standard & Poor's 500 Composite Stock Price Index or the New York Stock Exchange Composite Index) assigns relative values to the common stocks included in the index and fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract was originally purchased or sold.


To the extent that changes in the value of the Equity Fund or Asset Allocation Fund correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Fund of a market decline and, by so doing, provide an alternative to a liquidation of securities positions, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1. When a sale of Fund securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

      a.    Forego possible appreciation,

      b. Create a situation in which the securities would be difficult to repurchase, or

      c.    Create substantial brokerage commission;

2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

3.    To close out stock index futures purchase transactions.

Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Fund is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Fund is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.    To close out stock index futures sales transactions.

GOLD FUTURES CONTRACTS. The Asset Allocation Fund may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Fund purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract.

When the Fund sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Fund will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Fund will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.


RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Fund against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Fund from the opportunity to benefit from favorable movements in the underlying securities. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Fund's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures and futures options trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.


There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position and the Fund would remain obligated to meet margin requirements and continue to incur losses until the position is closed.


A Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. A Fund will not enter into a futures contract or purchase a futures option if immediately thereafter the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures options positions, excluding futures contracts and futures options entered into for bona fide hedging purposes and net of the amount by which any futures options positions are "in-the-money" (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Fund's net assets.

OPTIONS ON SECURITIES

The Funds may purchase put and call options on securities, and the Equity and Asset Allocation Funds may purchase put and call options on stock indices, at such times as the Adviser deems appropriate and consistent with a Fund's investment objective. Such Funds may also write listed "covered" call and "secured" put options. A Fund may write covered and secured options with respect to not more than 25 percent of its net assets. A Fund may purchase call and put options (listed on an exchange or traded in the over-the-counter ("OTC") market) with a value of up to 5 percent of its net assets. Each of these Funds may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Fund may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Fund would enable a Fund to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Fund would continue to receive interest income on such security.

A Fund may purchase call options on securities to protect against substantial increases in prices of securities which the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and transactional costs paid on the option which is sold.


WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Funds may each write "covered" call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both.


In order to earn additional income or to protect partially against increases in the value of securities to be purchased, the Funds may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.


A Fund may write a call or put option only if the call option is "covered" or the put option is "secured" by the Fund. Under a covered call option, the Fund is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Fund must maintain, in a segregated account with the

Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Fund holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option by the same Fund.


OPTIONS ON SECURITIES INDICES. The Equity and Asset Allocation Funds may purchase call and put options on securities indices. Call and put options on securities indices would be purchased or sold by a Fund for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payment and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Equity and Asset Allocation Funds may write put and call options on securities indices. When such options are written, the Fund is required to maintain a segregated account consisting of cash or liquid securities, or the Fund must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Fund to hedge effectively against stock market risk if they are not highly correlated with the value of a Fund's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.


RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.


There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of options or to impose restrictions on certain types of orders.


There also can be no assurance that a Fund would be able to liquidate an OTC option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees completion of every exchange-traded option, OTC options are contracts between a Fund and a counter-party, with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Fund originally purchased the option.


Since option premiums paid or received by a Fund are small in relation to the market value of underlying investments, buying and selling put and call options offer large amounts of leverage. Thus, trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

The Asset Allocation Fund may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Fund may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Fund will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Fund will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Fund will purchase and sell such contracts for hedging purposes and not as an investment. The Fund will not enter into a foreign currency contract with a term of greater than one year.

Forward currency contracts are not traded on regulated commodities exchanges. When the Fund enters into a forward currency contract, it incurs the risk of default by the counter- party to the transaction.


There can be no assurance that a liquid market will exist when the Fund seeks to close out a foreign currency futures or forward currency position, in which case the Fund might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

Although the Asset Allocation Fund values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

The Asset Allocation Fund may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Fund may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

The Asset Allocation Fund may employ hedging strategies with options on currencies before the Fund purchases a foreign security denominated in the hedged currency, during the period the Fund holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Fund will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Fund may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.


An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Asset Allocation Fund will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the purchase or sale of the underlying assets.

BORROWING

For temporary purposes, such as to facilitate redemptions, a Fund may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Fund would have asset coverage of 300 percent.

Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Fund's shares. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not own more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) its investment in all investment companies does not exceed 10 percent of assets. Each Fund will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

Investment companies in which the Funds may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Fund that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Fund. The percentage limitations described above significantly limit the costs a Fund may incur in connection with such investments.


INVESTMENT PERFORMANCE

STANDARDIZED YIELD QUOTATIONS. Each class of the Fixed Income Fund, Equity Fund, and Asset Allocation Fund may advertise investment performance figures, including yield. Each class' yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2 [(A-B/CD)+1)[SUPERCRIPTS]6-1]

Where:
A = the  dividends  and  interest  earned  during the period.
B = the  expenses accrued for the period (net of  reimbursements,  if any).
C = the average daily number of shares outstanding  during the period that were entitled to receive dividends.
D = the maximum offering price (which is the net asset value plus, for Class A shares only, the maximum initial sales charge) per share on the last day of the period.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURN QUOTATIONS. Each class of the Funds may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

P (1+T)[SUPERSCRIPT]n=ERV

Where:
      P     =     a hypothetical initial payment of $1,000.
      T     =     the average annual total return.
      n     =     the number of years.
      ERV   =     the ending  redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

Each investment performance figure will be carried to the nearest hundredth of one percent.

NON-STANDARDIZED PERFORMANCE. In addition, in order to more completely represent a Fund's performance or more accurately compare such performance to other measures of investment return, a Fund also may include in advertisements, sales literature and shareholder reports other total return performance data

("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return for Class A may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.


GENERAL INFORMATION. From time to time, the Funds may advertise their performance compared to similar funds or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.


The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.


The Nasdaq Composite OTC Price Index is a market value-weighted and unmanaged index showing the changes in the aggregate market value of approximately 3,500 stocks listed on the Nasdaq Stock Market.


The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. government. Mortgage-backed securities, bonds and foreign targeted issues are not included in the Lehman Government Index.


The Lehman Government/Corporate Bond Index is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $1 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.


The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed

Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

In addition, from time to time in reports and promotions a Fund's performance may be compared to: (1) other groups of mutual funds tracked by: (a) Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; (b) Morningstar, Inc., another widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets; or (c) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Fund; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Fund's performance; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


PORTFOLIO TURNOVER AND SECURITIES TRANSACTIONS

A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Funds do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives. It is anticipated that the annual turnover rate of the Funds normally will not exceed 300%.


High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs. If a Fund derives more than 30 percent of its gross income from the sale of securities or certain other investments held for less than three months, it will fail to qualify under the tax laws as a regulated investment company and thereupon would lose beneficial tax treatment of its income (see "Taxes" below).

The Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection, and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial majority of a Fund's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by a Fund. In certain instances, the Adviser may make purchases of underwritten issues at prices which include underwriting fees.


In selecting a broker-dealer to execute each particular transaction, the Adviser will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of the order and the difficulty of execution; and the size of contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.

Broker-dealers may be selected who provide brokerage and/or research services to a Fund and/or other accounts over which the Adviser exercises investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.


The Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by a Fund's Investment Advisory Agreement or otherwise solely by reason of its having caused the Fund to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser allocates orders placed by it on behalf of a Fund in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to a Fund indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The receipt of research from broker-dealers may be useful to the Adviser in rendering investment management services to the Funds and/or the Adviser's other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds. The receipt of such research will not be substituted for the independent research of the Adviser. It does enable the Adviser to reduce costs to less than those which would have been required to develop comparable information through its own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

Orders on behalf of the Funds may be bunched with orders on behalf of other clients of the Adviser. It is the Adviser's policy that, to the extent practicable, all clients with similar investment objectives and guidelines be treated fairly and equitably in the allocation of securities trades.

The Board of Trustees periodically reviews the Adviser's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

MANAGEMENT

THE ADVISER

The Adviser provides investment advice and, in general, supervises the Trust's management and investment program, furnishes office space, prepares reports for the Funds, monitors compliance by the Funds in their investment activities and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser. Each Fund pays all other expenses incurred in the operation of the Fund, including fees and expenses of unaffiliated Trustees of the Trust.


The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly-owned financial services company, the principal operations of which are in development, marketing and administration of specialized annuity, life and health insurance products. Conseco's offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.


The Investment Advisory Agreements, dated March 28, 1997, provide that the Adviser shall not be liable for any error in judgment or mistake of law or for any loss suffered by a Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the

Adviser. The Agreements provide that the Adviser is not protected against any liability to a Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreements or the violation of any applicable law.


Under the Investment Advisory Agreements, the Adviser is entitled to receive an investment advisory fee equal to an annual rate of 0.70% of the daily net asset value of the Equity Fund, 0.70% of the daily net asset value of the Asset Allocation Fund and 0.45% of the daily net asset value of the Fixed Income Fund. The Adviser has voluntarily agreed to waive its investment advisory fees and/or reimburse the Funds through April 30, 1998, to the extent that the ratio of expenses (exclusive of taxes, interest, brokerage and other transaction expenses and any other extraordinary expenses) to net assets on an annual basis exceeds the following percentage of average annual net assets of Class A shares of each
Fund: 1.50% for Equity, 1.50% for Asset Allocation, and 1.25% for Fixed Income; and of Class Y Shares of each fund: 1.00% for Equity, 1.00% for Asset Allocation, and .60% for Fixed Income.


Each Fund receives credits from the Trust's custodian based on cash held by the Fund at the custodian. These credits are used to reduce the custody fees payable by the Fund. The Adviser's (and, as discussed below, other affiliates') voluntary agreement to waive fees or reimburse expenses in order to maintain the above expense ratios will be applied only after the Fund's custody fees have been reduced or eliminated by the use of such credits.


THE ADMINISTRATOR


Conseco Services, LLC (the "Administrator") is a wholly-owned subsidiary of Conseco, and receives compensation from the Trust pursuant to an Administration Agreement dated January 2, 1997. Under that agreement, the Administrator supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets attributable to Class A and Y shares of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds through April 30, 1998 to the extent that annual total operating expenses exceed the following percentage of average annual net assets: 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and 0.60% for Class Y shares of the Fixed Income Fund. This voluntary commitment of the Administrator was undertaken in conjunction with similar commitments made by the Adviser and the Funds' distributor.

TRUSTEES AND OFFICERS

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

                                   Position         Principal Occupation(s)
    Name, Address                    Held                   During
          and Age                 With Trust             Past 5 Years
    -------------                -----------        ----------------------

William P. Daves, Jr. (71)         Chairman of     Consultant to insurance and
5723 Trail Meadow                  the Board,      healthcare industries.
Dallas, TX 75230                   Trustee         Director, President and Chief
                                                   Executive Officer, FFG
                                                   Insurance Co. Chairman of the
                                                   Board and Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

Maxwell E. Bublitz* (42)           President and   Chartered Financial Analyst.
11825 N. Pennsylvania St.          Trustee         President and Director,
Carmel, IN 46032                                   Adviser. Previously,
                                                   Sr. Vice President, Adviser.
                                                   President and Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

Gregory J. Hahn* (36)              Vice President  Chartered Financial Analyst.
11825 N. Pennsylvania St.          for             Senior Vice President,
Carmel, IN 46032                   Investments     Adviser. Portfolio Manager of
                                   and Trustee     the fixed income portion of
                                                   Asset Allocation and Fixed
                                                   Income Funds.

Harold W. Hartley (73)             Trustee         Retired. Chartered Financial
317 Peppard Drive, S.W.                            Analyst. Previously,
Ft. Myers Beach, Fl 33913                          Executive Vice President,
                                                   Tenneco Financial Services,
                                                   Inc.  Trustee of one other
                                                   mutual fund managed by the
                                                   Adviser.

Dr. R. Jan LeCroy (65)             Trustee         President, Dallas Citizens
Dallas Citizens Council                            Council.  Trustee of one
1201 Main Street,                                  other mutual fund managed by
Suite 2444                                         the Adviser.
Dallas, TX 75202

                                   Position         Principal Occupation(s)
    Name, Address                    Held                   During
          and Age                 With Trust             Past 5 Years
    -------------                -----------        ----------------------

Dr. Jesse H. Parrish (69)          Trustee         Former President, Midland
2805 Sentinel                                      College. Higher Education
Midland, TX 79701                                  Consultant.  Trustee of one
                                                   other mutual fund managed by
                                                   the Adviser.

William P. Latimer (62)            Vice President  Vice President, Senior
11825 N. Pennsylvania St.          and Secretary   Counsel, Secretary, Chief
Carmel, IN 46032                                   Compliance Officer and
                                                   Director of Adviser.  Vice
                                                   President, Senior Counsel,
                                                   Secretary and Director,
                                                   Conseco Equity Sales, Inc.
                                                   Vice President and Secretary
                                                   of one other mutual fund
                                                   managed by the Adviser.
                                                   Previously, Consultant to
                                                   securities industry.
                                                   Previously, Senior Vice
                                                   President--Compliance, USF&G
                                                   Investment Services, Inc. and
                                                   Vice President, Axe-Houghton
                                                   Management Inc.

James S. Adams (37)                Treasurer       Sr. Vice President, Bankers
11815 N. Pennsylvania St.                          National, Great American
Carmel, IN 46032                                   Reserve.  Senior Vice
                                                   President, Treasurer, and
                                                   Director, Conseco Equity
                                                   Sales, Inc. Senior Vice
                                                   President and Treasurer,
                                                   Conseco Services, LLC.
                                                   Treasurer of one other mutual
                                                   fund managed by the Adviser.

William T. Devanney, Jr.  (42)     Vice            Sr. Vice President, Corporate
11815 N. Pennsylvania St.          President,      Taxes, Bankers National and
Carmel, IN 46032                   Corporate Taxes Great American Reserve.
                                                   Senior Vice President,
                                                   Corporate Taxes, Conseco
                                                   Equity Sales, Inc. and
                                                   Conseco Services LLC.  Vice
                                                   President of one other mutual
                                                   fund managed by the Adviser.




* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the estimated compensation of each disinterested Trustee for the fiscal year ending December 31, 1997.


                               COMPENSATION TABLE

                                                     Total Compensation from
                                 Aggregate           Investment Companies in
                               Compensation          the Trust Complex Paid
Name Of Person, Position      From The Trust               To Trustees
------------------------      --------------         -----------------------

William P. Daves, Jr.          $9,000               $18,000
                                                    (1 other investment company)

Harold W. Hartley              $9,000               $18,000
                                                    (1 other investment company)

Dr. R. Jan LeCroy              $9,000               $18,000
                                                    (1 other investment company)

Dr. Jesse H. Parrish           $9,000               $18,000
                                                    (1 other investment company)



CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


As of June 30, 1997, the following shareholders owned of record, or were known by a Fund to own beneficially, five percent or more of the outstanding shares of each class of each Fund.



CONSECO EQUITY FUND CLASS A


David W. Tauber TR . . . . . . . . . . . . . . . . . .            5.62%
Jennifer Lynn Bell
Irrevocable Trust
U/A 01-C4-85
PO Box 4645
Houston, TX 77210-4645

State Street Bank & Trust . . . . . . . . . . . . . .             6.52%
Custodian for the IRA of
William A. Clemmer
11815 North Pennsylvania Street
Carmel, IN 46032-4555

State Street Bank & Trust Co. . . . . . . . . . . . .             9.74%
Custodian for the IRA of
Steven L. Priddy
2861 Jeremy Court
Carmel, IN 46033-8757

Sara M. Ralph . . . . . . . . . . . . . . . . . . . .             6.30%
13078 Sterling Commons
Fishers, IN 46038-9241


CONSECO ASSET ALLOCATION FUND CLASS A

State Street Bank & Trust . . . . . . . . . . . . . .           11.60%
Custodian for the IRA of
Amilcar E. Longarini
405 Village Road
Orwigsburg, PA 17961-9659

Sara M. Ralph . . . . . . . . . . . . . . . . . . . .           21.32%
13078 Sterling Commons
Fishers, IN 46038-9241


CONSECO FIXED INCOME FUND CLASS A

CCM . . . . . . . . . . . . . . . . . . . . . . . . .           38.21%
Attn:  Shelly Clasen
11825 North Pennsylvania Street
Carmel, IN 46032-4555

Jeffrey S. La Pietra . . . . . . . . . . . . . . . . .            5.08%
694 Waukegan Road
Lake Forest, IL 60045

James S. Hawke . . . . . . . . . . . . . . . . . . . .          22.82%
Gay N. Hawke JT TEN
5124 Oriole Drive
Carmel, IN 46033-8349

State Street Bank & Trust . . . . . . . . . . . . . .           18.62%
Custodian for the IRA of
Ok H. Higgins
520 Cornwall Court
Carmel, IN 46032-9481


CONSECO EQUITY FUND CLASS Y

Conseco Save 401K Plan / BNL . . . . . . . . . . . . .          77.67%
11825 North Pennsylvania Street
Carmel, IN 46032-4555

CONSECO ASSET ALLOCATION FUND CLASS Y

American Traveller Life . . . . . . . . . . . . . . .           14.89%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Bankers Life and Casualty . . . . . . . . . . . . . ..          14.89%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Beneficial Standard Life . . . . . . . . . . . . . . .            9.92%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Great American Reserve . . . . . . . . . . . . . . . .            9.92%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Massachusetts General . . . . . . . . . . . . . . . .             9.92%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

National Fidelity Life . . . . . . . . . . . . . . . .            9.92%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Philidelphia Life . . . . . . . . . . . . . . . . . .           14.89%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Transport Life . . . . . . . . . . . . . . . . . . . .          14.89%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

CONSECO FIXED INCOME FUND CLASS Y

American Traveller Life . . . . . . . . . . . . . . .             7.93%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Bankers Life and Casualty . . . . . . . . . . . . . ..            5.30%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Beneficial Standard Life . . . . . . . . . . . . . . .            5.30%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Great American Reserve . . . . . . . . . . . . . . . .            5.30%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Massachusetts General . . . . . . . . . . . . . . . .             5.30%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

National Fidelity Life . . . . . . . . . . . . . . . .            7.95%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Philidelphia Life . . . . . . . . . . . . . . . . . .             7.95%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Transport Life . . . . . . . . . . . . . . . . . . . .            7.95%
Attn:  Shelly Clasen (B2C)
11815 North Pennsylvania Street
Carmel, IN 46032-4555

Conseco Save 401K Plan / BNL . . . . . . . . . . . . .          35.85%
11825 North Pennsylvania Street
Carmel, IN 46032-4555

D. Michael Hockett . . . . . . . . . . . . . . . . . .          11.11%
Judith A. Hockett JT TEN
2130 Shan Crest Hill
Indianapolis, IN 46239-9423


The Trustees and officers of the Trust, as a group, own less than 1% of each Fund's outstanding shares.

NET ASSET VALUES OF THE SHARES OF THE FUNDS

Securities held by the Funds will be valued as follows. Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. In valuing lower-rated debt securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

FUND EXPENSES

Each Fund pays its own expenses including, without limitation (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the 1940 Act, (iii) auditing, accounting and legal expenses, (iv) taxes and interest, (v) governmental fees, (vi) expenses of issue, sale, repurchase and redemption of Fund shares, (vii) expenses of registering and qualifying the Fund and its shares under federal and state securities laws and of preparing and printing prospectuses for such purposes and for distributing the same to shareholders, (viii) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations thereof, (ix) expenses of reports to governmental officers and commissions, (x) insurance expenses, (xi) association membership dues, (xii) fees, expenses and disbursements of custodians for all services to the Fund, (xiii) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xiv) expenses for servicing shareholder accounts, (xv) any direct charges to Fund shareholders approved by the Trustees of the Trust, (xvi) compensation and expenses of Trustees of the Trust who are not "interested persons" of the Trust, and (xvii) such nonrecurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees and officers with respect thereto.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Subject to the compensation arrangement discussed below, the Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature. The Underwriting Agreement continues in effect for two years from initial approval and for successive one-year periods thereafter, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as that term is defined in the 1940
Act); or (ii) by the vote of a majority of the outstanding voting securities of a Fund. The Distributor is not obligated to sell any specific amount of shares of any Fund.

The Distributor's principal address is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

DISTRIBUTION AND SERVICE PLAN

The Trust has adopted a distribution and service plan (a "Plan"), dated March 28, 1997, for Class A shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.


Pursuant to the Class A Plans, each Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A shares of the Fund and for maintenance and personal service provided to existing Class A shareholders. The Equity Fund's Plan and the Asset

Allocation Fund's Plan authorize payments to the Distributor up to 0.50%, and the Fixed Income Fund's Plan up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries for providing shareholder services to accounts that hold Class A shares and for promotional and other sales related costs. The portion of such payments for shareholder servicing may not exceed an annual rate of .25% of the average daily net asset value of Class A shares owned by clients of such broker, dealer or financial intermediary.


In accordance with the terms of the Plans, the Distributor provides to each Fund, for review by the Trustees, a quarterly written report of the amounts expended under the Plans and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will review the level of compensation the Plans provide in considering the continued appropriateness of the Plans.


The Plans were adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for the purpose of voting on the Plans. The Trustees believe that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of Class A shares of each Fund, economies of scale, reduced expense ratios and greater portfolio diversification.

Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the amount to be spent under the Plans without approval of the shareholders of the affected Fund, and material amendments to the Plans must also be approved by the Trustees in a manner described above. The Plans may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plans, or by a vote of a majority of the outstanding voting securities of the Fund affected thereby. The Plans will automatically terminate in the event of their assignment.


PURCHASE AND REDEMPTION OF SHARES

For information regarding the purchase or redemption of Fund shares, see "Purchase and Redemption of Shares" in each Prospectus.





RIGHTS OF ACCUMULATION. Each Fund offers to all qualifying investors Rights of Accumulation under which investors are permitted to purchase Class A shares of any Fund of the Trust at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of shares of any Funds of the Trust or shares of the money market fund currently managed by Federated Investors and the current cash value of the variable annuity or variable life contracts issued by affiliates of Conseco. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.


LETTER OF INTENT. Any person may qualify for a reduced sales charge on purchases of Class A shares made within a 13-month period pursuant to a Letter of Intent
(LOI). Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all Funds of the Trust owned by the shareholder. Such value is determined based on the net asset value on the date of the LOI. During the term of an LOI, Boston Financial Data Services ("BFDS"), the Trust's transfer agent, will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to BFDS an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A shareholder does not within 20 days after a written request by BFDS pay such difference in sales charge, BFDS will redeem an appropriate number of escrowed shares in order to realize such difference. Additional information about the terms of the LOI are available from your broker, dealer or other financial intermediary or from BFDS at (800) 986-3384.


SYSTEMATIC WITHDRAWAL PLAN. The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from Class A shares of a Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit shares of the Fund having a total value of not less than $5,000. Periodic checks of $50 or more will be sent to the applicant, or any person designated by him, monthly or quarterly.


Any income dividends or capital gain distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.


SWP payments are made from the proceeds of the redemption of shares deposited in a SWP account. Redemptions are taxable transactions to shareholders. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

The SWP may be terminated at any time (1) by written notice to the Fund or from the Fund to the shareholder; (2) upon receipt by the Fund of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed. The fees of the Fund for maintaining SWPs are paid by the Fund.

SUSPENSION OF REDEMPTIONS

A Fund may not suspend a shareholder's right of redemption, or postpone payment for a redemption for more than seven days, unless the New York Stock Exchange ("NYSE") is closed for other than customary weekends or holidays, trading on the NYSE is restricted, or for any period during which an emergency exists as a result of which (1) disposal by a Fund of securities owned by it is not reasonably practicable, or (2) it is not reasonably practicable for a Fund to fairly determine the value of its assets, or for such other periods as the SEC may permit for the protection of investors.








GENERAL

The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders.

Each issued and outstanding share of each class of a Fund is entitled to participate equally in dividends and distributions of the respective class of the Fund and, upon liquidation or dissolution, in the net assets of such class remaining after satisfaction of outstanding liabilities. The shares of each Fund have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.


Under Rule 18f-2 under the 1940 Act, as to any investment company which has two or more series (such as the Funds) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series. Under Rule 18f-3 under the 1940 Act, the Class A and Class Y shares of a Fund shall have exclusive voting rights on any matters submitted to shareholders that relate solely to a particular class' arrangement, and shall have separate voting rights on any matters submitted to shareholders in which the interests of one class differ from the interests of any other class.

Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust and the Adviser have Codes of Ethics governing the personal securities transactions of officers and employees. These codes require prior approval for certain transactions and prohibit transactions which may be deemed to conflict with the securities trading of the Adviser's clients.

TAXES

GENERAL


To qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended ("Code"), each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- options or futures (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect to securities) ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.


If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.


Distributions, if any, in excess of a Fund's current or accumulated earnings and profits, as computed for federal income tax purposes, will constitute a return of capital, which will first reduce a shareholder's tax basis in the Fund's shares and thereafter (after such basis is reduced to zero) generally will give rise to capital gains. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash, divided by the number of shares received.


At the time of an investor's purchase of shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions from that appreciation (when realized) or income may be taxable to the investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for the shares and the distributions in reality represent a return of a portion of the purchase price.


Each Fund will be subject to a non-deductible 4% federal excise tax ("Excise Tax") on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. Each Fund intends under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.


INCOME FROM FOREIGN SECURITIES


Dividends and interest received by the Asset Allocation Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking to market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of such a PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

Foreign exchange gains and losses realized by the Asset Allocation Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain foreign currency futures and options, foreign currency positions, and payables or receivables (e.g., dividends or interest receivable) denominated in a foreign currency are subject to section 988 of the Code, which generally causes those gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities, including speculative currency positions or currency derivatives not used for hedging purposes, may increase the amount of gain subject to the Short-Short Limitation, and gains from the disposition of foreign currencies could, under future Treasury regulations, produce income that is not "qualifying income" under the Income Requirement.





INVESTMENTS IN DEBT SECURITIES





Each Fund that invests in zero coupon securities, payment-in-kind securities and/or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in income currently) must accrue income on those investments prior to the receipt of cash payments or interest thereon. However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income, including such accrued and other non-cash income, to shareholders to satisfy the Distribution Requirement and avoid the Excise Tax. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to make the necessary distributions.


Investment in debt obligations that are at risk of or in default presents special tax issues for any Fund that may hold such obligations. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by any Fund that may hold such obligations in order to seek to reduce the risk of distributing insufficient income to qualify for treatment as a RIC and of becoming subject to federal income tax or the Excise Tax.

HEDGING STRATEGIES


The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses a Fund realizes in connection therewith. Income from transactions in options, futures, and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies (and, as noted above, gains realized by the Asset Allocation Fund from the disposition of foreign currencies, except certain gains that may be excluded by future regulations) will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures contracts (other than those on foreign currencies) will be subject to the Short-Short Limitation if they are held for less than three months. As noted above, the Asset Allocation Fund's income from the disposition of foreign currencies, and options, futures, and forward contracts thereon, that are not directly related to its principal business of investing in securities (or options and futures with respect to securities) also will be subject to the Short-Short Limitation if they are held for less than three months.


If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund will consider whether it should seek to qualify for this treatment for its hedging transactions. To the extent a Fund does not so qualify, it may be forced to defer the closing out of certain options and futures -- and, in the case of the Asset Allocation Fund, certain forward contracts and foreign currency positions -- beyond the time when it otherwise would be advantageous to do so, in order for the Fund to qualify as a RIC.


Certain options and futures in which the Funds may invest will be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which a Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.


Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.


The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state and local taxes. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.


OTHER INFORMATION

CUSTODIAN

Portfolio securities of each Fund are held pursuant to a Custodian Agreement between the Trust and The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826. The Bank of New York also performs certain administrative services for the Funds pursuant to agreements with Conseco Services, LLC.

TRANSFER AGENCY SERVICES

State Street Bank and Trust Company is the transfer agent for each Fund.

INDEPENDENT PUBLIC ACCOUNTANTS


Coopers & Lybrand L.L.P., 2900 One American Square, Box 82002, Indianapolis, Indiana 46282-0002 serves as the Trust's independent public accountant.


FINANCIAL STATEMENTS

An audited statement of assets and liabilities of the Trust, dated December 18, 1996, together with the report of Coopers & Lybrand L.L.P., is included in this SAI. Unaudited financial statements of the Trust and the notes thereto for the period ended June 30, 1997 are included in this SAI.

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Trustees
Conseco Fund Group

We have audited the accompanying statement of assets and liabilities of the Conseco Fund Group (comprising, respectively, the Equity, Asset Allocation and Fixed Income Funds) (collectively, the "Trust" (a Massachusetts business trust)) as of December 18, 1996. This financial statement is t h e responsibility of the Trust s management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective Funds constituting the Conseco Fund Group as of December 18, 1996, in conformity with generally accepted accounting principles.




                                 /s/COOPERS & LYBRAND L.L.P.
                                 COOPERS & LYBRAND L.L.P.

Indianapolis, Indiana
December 18, 1996

                               CONSECO FUND GROUP

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 18, 1996



                             Accounts
                                                     Asset     Fixed
                                          Equity  Allocation  Income
                                           Fund      Fund      Fund

Assets:
 Cash   . . . . . . . . . . . . . . . . $33,350   $33,350    $33,350
 Organizational costs   . . . . . . . .  93,000    93,000     93,000

  Total assets  . . . . . . . . . . . . 126,350   126,350    126,350

Payable to Conseco, Inc.  . . . . . . . 93,000    93,000     93,000

  Net assets  . . . . . . . . . . . . . $33,350   $33,350    $33,350

Net assets consist of:
 Capital  . . . . . . . . . . . . . . . $33,350   $33,350    $33,350


Outstanding shares - Class A  . . . . . 1,668     1,668      1,668
Outstanding shares - Class Y  . . . . . 1,667     1,667      1,667

Net asset value per share - Class A . . $10.00    $10.00     $10.00
Net asset value per share - Class Y . . $10.00    $10.00     $10.00



The accompanying notes are an integral part of the statement of assets and liabilities.

                               CONSECO FUND GROUP

                  Notes to Statement of Assets and Liabilities
                                December 18, 1996

                              ____________________


1. ORGANIZATION

Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate classes of shares of beneficial interest, each of which currently represents a diversified portfolio of investments. The Trust consists of three series ("Funds"), each with its own investment objective or objectives and investment policies. The Funds include the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund. Since the date of organization, the Trust s activities have been limited to organizational matters with no operating activities: the Funds are expected to become effective and available for sale on or about January 2, 1997.

Each Fund has distinct investment objectives. The Equity F u n d invests in selected equity securities and other securities having the investment characteristics of common stocks. The Asset Allocation Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Fixed Income Fund invests primarily in investment grade debt securities.

The Funds offer two classes of shares: Class A and Class Y. Sales of Class A shares may be subject to a front-end sales charge. Class Y shares are available with no sales charge to institutional investors. As of the date of this financial statement, an affiliate, Conseco, Inc. ("Conseco"), holds all of the outstanding shares of each class of the Funds.


2.   SIGNIFICANT ACCOUNTING POLICIES

     (a)   Organizational Costs

     Costs incurred by the Funds in connection with their organization and public offering of shares, estimated at $279,000, have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. The costs were advanced by Conseco, and will be

                           CONSECO FUND GROUP

                   Notes to Statement of Assets and Liabilities
                                December 18, 1996

                               ____________________

     reimbursed by the Funds over a period of approximately 5 years. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized organizational costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

     (b)   Federal Income Taxes

     For federal income tax purposes, the Funds intend to comply in their initial fiscal year and thereafter under Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income to their shareholders or otherwise complying with the requirements for regulated investment companies.

     (c)   Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statement.



3. INVESTMENT ADVISORY AGREEMENTS

Conseco Capital Management, Inc. (the "Adviser"), a wholly owned subsidiary of Conseco, serves as investment adviser to the Funds pursuant to investment advisory agreements. The Adviser supervises the Trust s management and investment program, performs a variety of services in connection with m a n a gement and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust.

Under the investment advisory agreements, the Adviser receives an investment advisory fee equal to an annual rate of .45% of the daily net asset value of the Fixed Income Fund, .70% of the daily net asset value of the Equity Fund, and
 .70% of the daily net asset value of the Asset Allocation Fund. T h e Adviser also manages another registered investment company, all of the invested assets

                               CONSECO FUND GROUP

                  Notes to Statement of Assets and Liabilities
                                December 18, 1996

                              ____________________

of its parent company, Conseco, which owns or manages several life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. Pursuant to investment advisory agreements between the Adviser and the Funds, the Adviser will reduce its aggregate fees for any fiscal year, or reimburse the Funds, to the extent required, so that the Funds expenses do not exceed the expense limitations applicable to the Trust under the securities laws or regulations of those states or jurisdictions in which the Funds shares are registered or qualified for sale. Expenses for purposes of these expense limitations include the management fee, but exclude brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, paid or incurred by the Funds. In addition, the state with the most restrictive expense limitation allows the Trust to exclude distribution expenses. The Adviser has voluntarily agreed to waive its investment advisory fee to the extent that the ratio of expenses to net assets on an annual basis for Class A Shares exceeds:
1.50% for the Equity Fund, 1.50% for the Asset Allocation Fund, and 1.25% for the Fixed Income Fund; and for Class Y Shares exceeds: .95% for the Equity Fund,
 .95% for the Asset Allocation Fund, and .50% for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998.

                               CONSECO FUND GROUP

                              Financial Statements

                                 June 30, 1997

                                  (unaudited)




                                                    CONSECO FUND GROUP

                                           STATEMENTS OF ASSETS AND LIABILITIES
                                                       June 30, 1997
                                                        (unaudited)


                                                                                               Asset          Fixed
                                                                               Equity       Allocation       Income
                                                                                Fund           Fund           Fund
                                                                                ----           ----           ----
Assets:
   Investments in securities at value (cost: $43,347,022;
     $9,901,112; $18,294,048, respectively)..............................   $48,854,864     $10,656,716    $18,429,263
   Accrued interest and dividends........................................        47,374          90,404        267,461
   Receivable for securities sold........................................     2,462,653         895,089      1,045,440
   Receivable for shares sold............................................        18,954             101             63
   Receivable from Conseco, Inc. and subsidiaries........................           -            29,818         41,308
   Cash..................................................................       999,163         598,967      1,965,445
   Organizational costs..................................................        83,882          83,882         83,882
                                                                            -----------     -----------    -----------

       Total assets......................................................    52,466,890      12,354,977     21,832,862
                                                                            -----------     -----------    -----------

Liabilities and net assets:
   Payable to Conseco, Inc. and subsidiaries.............................       120,540          93,000         93,000
   Accrued expenses......................................................        28,102          30,483         32,155
   Distributions payable.................................................             9          68,286         87,162
   Payable for securities purchased......................................     2,089,285       1,023,441      2,095,875
                                                                            -----------     -----------    -----------

       Total liabilities.................................................     2,237,936       1,215,210      2,308,192
                                                                            -----------     -----------    -----------

       Net assets........................................................   $50,228,954     $11,139,767    $19,524,670
                                                                            ===========     ===========    ===========

Net assets consist of:
   Paid in capital.......................................................   $44,170,268     $10,543,011    $19,322,654
   Accumulated undistributed net investment income (loss)................       (24,646)          6,118         16,750
   Accumulated undistributed net realized gain (loss) on investments.....       575,490        (164,966)        50,052
   Net unrealized appreciation on investments............................     5,507,842         755,604        135,214
                                                                            -----------     -----------    -----------

       Net assets........................................................   $50,228,954     $11,139,767    $19,524,670
                                                                            ===========     ===========    ===========

Net asset value, redemption price and offering price per share:
   Class A Shares:
     Shares outstanding..................................................       141,684          41,038          4,357
     Net assets..........................................................    $1,537,971        $433,074        $43,817
     Net asset value and redemption price per share......................        $10.85          $10.55         $10.06
     Maximum sales charge per share (5 percent of offering price)........           .57             .56            .53
     Maximum offering price per share....................................         11.42           11.11          10.59
   Class Y Shares:
     Shares outstanding..................................................     4,474,639       1,012,757      1,933,502
     Net assets..........................................................    $8,690,983     $10,706,693    $19,480,853
     Net asset value, redemption price and offering price per share......        $10.88          $10.57         $10.08





              The accompanying notes are an integral part of these
                             financial statements.




                               CONSECO FUND GROUP

                            STATEMENTS OF OPERATIONS
      For the period from inception (January 2,1997) through June 30, 1997
                                   (unaudited)


                                                                                               Asset          Fixed
                                                                               Equity       Allocation       Income
                                                                                Fund           Fund           Fund
                                                                                ----           ----           ----
Investment income:
   Interest..............................................................    $       -         $161,938       $430,617
   Dividends.............................................................        88,500          13,965            -
                                                                             ----------        --------       --------

       Total investment income...........................................        88,500         175,903        430,617
                                                                             ----------        --------       --------

Expenses:
   Investment advisory fees..............................................        61,439          18,156         15,619
   Transfer agent fee - Class A shares...................................        19,870          15,513         14,543
   Transfer agent fee - Class Y shares...................................        17,862          17,984         17,974
   Reports - printing....................................................        12,874          12,874         12,874
   Administration fee....................................................        22,363          10,078         12,655
   Audit fees............................................................         9,807           9,807          9,807
   Director fees and expenses............................................         5,626           5,626          5,626
   Legal fees............................................................         3,972           3,972          3,972
   Amortization of organizational costs..................................         9,118           9,118          9,118
   Insurance.............................................................         4,905           4,905          4,905
   Custody fees..........................................................         7,344           7,305          3,972
   Distribution and service fees related to Class A shares...............         1,082             310             63
   Other.................................................................           490             490            491
                                                                             ----------        --------       --------

       Total expenses....................................................       176,752         116,138        111,619
                                                                             ----------        --------       --------

Less expense reductions:
   Custody fee credits (note 1)..........................................         7,344           7,305          3,972
   Fees waived and/or charged to subsidiaries of Conseco, Inc. (note 3)..        56,262          58,051         69,583
                                                                             ----------        --------       --------

       Total expense reductions..........................................        63,606          65,356         73,555
                                                                             ----------        --------       --------

       Net expenses......................................................       113,146          50,782         38,064
                                                                             ----------        --------       --------

       Net investment income (loss)......................................       (24,646)        125,121        392,553

Net realized gains (losses) on sales of investments......................       575,490        (164,966)        50,052

Net change in unrealized appreciation of investments.....................     5,507,842         755,604        135,214
                                                                             ----------        --------      ---------

Net realized and unrealized gains on investments.........................     6,083,332         590,638        185,266
                                                                             ----------        --------      ---------

       Net increase in net assets from operations........................    $6,058,686        $715,759       $577,819
                                                                             ==========        ========       ========






              The accompanying notes are an integral part of these
                             financial statements.




                               CONSECO FUND GROUP

                       STATEMENTS OF CHANGES IN NET ASSETS
      For the period from inception (January 2, 1997) through June 30, 1997
                                   (unaudited)


                                                                                               Asset          Fixed
                                                                               Equity       Allocation       Income
                                                                                Fund           Fund           Fund
                                                                                ----           ----           ----
Changes from operations:
   Net investment income (loss)..........................................    $   (24,646)   $   125,121    $   392,553
   Net realized gains (losses) on sales of investments...................        575,490       (164,966)        50,052
   Net change in unrealized appreciation of investments..................      5,507,842        755,604        135,214
                                                                             -----------    -----------    -----------

       Net increase in net assets from operations........................      6,058,686        715,759        577,819
                                                                             -----------    -----------    -----------

Dividends to shareholders from net investment income:
   Class A shares........................................................            -           (3,091)         (894)
   Class Y shares........................................................            -         (115,912)     (374,909)
                                                                             ------------   -----------    ----------

       Total dividends to shareholders from net investment income........            -         (119,003)     (375,803)
                                                                             ------------   -----------    ----------

Capital share transactions:
   Net proceeds from sales of shares.....................................     45,975,615     10,460,177     19,309,559
   Net asset value of shares issued from reinvestment of dividends
     and distributions...................................................            -           50,691        277,853
   Cost of shares redeemed...............................................     (1,838,697)        (1,207)      (298,108)
                                                                             -----------    -----------    -----------

       Net increase in net assets from capital share transactions........     44,136,918     10,509,661     19,289,304
                                                                             -----------    -----------    -----------

       Total net increase in net assets..................................     50,195,604     11,106,417     19,491,320

Net assets, beginning of period..........................................         33,350         33,350         33,350
                                                                             -----------    ------------   -----------

Net assets, end of period (including accumulated undistributed investment
   income (loss) of $(24,646), $6,118 and $16,750, respectively).........    $50,228,954    $11,139,767    $19,524,670
                                                                             ===========    ===========    ===========

Share data:
   Class A shares:
     Sold................................................................        140,742         39,387          2,615
     Issued in reinvestment of dividends.................................            -               63             75
     Redeemed............................................................           (726)           (80)           -
                                                                                 -------        -------         ------

       Net increase......................................................        140,016         39,370          2,690
                                                                                 =======         ======          =====

   Class Y shares:
     Sold................................................................      4,652,917      1,005,930      1,933,837
     Issued in reinvestment of dividends.................................            -            5,195         27,780
     Redeemed............................................................       (179,945)           (35)       (29,783)
                                                                             -----------    -----------    -----------

       Net increase......................................................      4,472,972      1,011,090      1,931,834
                                                                             ===========    ===========    ===========




              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                        Equity Fund
                                          Statement of Investments in Securities
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
COMMON STOCKS (97.62% of total investments)

Air Transportation (3.88%)

        27,500  Atlas Air Inc. (a)..................................................     $  948,750
        34,250  Comair Holdings, Inc................................................        948,297
                                                                                         ----------

                                                                                          1,897,047
                                                                                         ----------

Amusement and Recreation Services (2.54%)

        28,400  Cedar Fair - LP.....................................................      1,242,500
                                                                                         ----------

Apparel and Accessory Stores (1.57%)

        43,850  Claire's Stores, Inc................................................        767,375
                                                                                         ----------

Business Services (14.52%)

        36,250  Affiliated Computer Svcs - A (a)....................................      1,015,000
        28,700  Autodesk, Inc.......................................................      1,099,569
        17,200  CDI Corporation (a).................................................        717,025
        38,250  Comdisco Incorporated...............................................        994,500
        35,400  IKOS Systems Inc. (a)...............................................        756,675
        36,500  Renters Choice, Inc. (a)............................................        725,437
        47,975  Software Artistry Inc. (a)..........................................        761,603
        60,700  Sotheby's Holdings - Class A........................................      1,024,313
                                                                                         ----------

                                                                                          7,094,122
                                                                                         ----------
Chemicals and Allied Products (5.22%)

        16,700  Goodrich (B.F.) Company.............................................        723,319
        17,600  Great Lakes Chemical Corp...........................................        921,800
        39,400  Serologicals Corporation (a)........................................        906,200
                                                                                         ----------

                                                                                          2,551,319
                                                                                         ----------
Communications by Phone, Television, Radio, Cable (5.15%)

        24,300  Emmis Broadcasting Corp. (a)........................................      1,060,087
        95,300  Tel-Save Holdings, Incorporated (a).................................      1,453,325
                                                                                         ----------

                                                                                          2,513,412
                                                                                         ----------

              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                        Equity Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Construction - Specialized Trades (1.37%)

        18,700  Dynatech Corporation (a)............................................        668,525
                                                                                         ----------

Depository Institutions (4.83%)

        13,150  First Banking System Incorporated...................................      1,122,681
        21,950  Norwest Corp........................................................      1,234,688
                                                                                         ----------

                                                                                          2,357,369
                                                                                         ----------
Durable Goods - Wholesale (2.66%)

        15,100  Applied Industrial Tech Inc.........................................        543,600
        26,600  Hasbro, Inc.........................................................        754,775
                                                                                         ----------

                                                                                          1,298,375
                                                                                         ----------
Electric, Gas, Water, Cogeneration, Sanitary Services (.74%)

         7,550  Kinder Morgan Energy Partners L.P...................................        362,400
                                                                                         ----------

Electrical Equipment, Except Computers (5.06%)

        18,000  Andrew Corp. (a)....................................................        506,250
       103,865  Inter City Products Corp. (a).......................................        564,766
        25,450  SBS Technologies (a)................................................        588,531
        22,250  Semtech Corporation (a).............................................        812,125
                                                                                         ----------

                                                                                          2,471,672
                                                                                         ----------
Engineering Services, Accounting, Management (1.33%)

        53,100  Physician Support Systems (a).......................................        650,475
                                                                                         ----------

Food Stores (2.01%)

        45,500  Casey's General Stores Inc..........................................        979,672
                                                                                         ----------

Furniture and Fixtures (1.93%)

        48,700  Furniture Brands International Inc. (a).............................        943,563
                                                                                         ----------



              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                        Equity Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
   -------        --------                                                                 -----
General Merchandise Stores (3.17%)

        67,200  Ames Department Stores (a)..........................................        651,000
        33,000  Family Dollar Stores................................................        899,250
                                                                                        -----------

                                                                                          1,550,250
                                                                                        -----------
Health Services (2.13%)

        29,100  Quorum Health Group, Inc. (a).......................................      1,040,325
                                                                                        -----------

Industrial, Commercial Machinery, Computers (1.93%)

        24,200  EMC Corporation.....................................................        943,800
                                                                                        -----------

Measuring Instruments, Photo Goods, Watches (5.41%)

        33,200  Analogic Corporation................................................      1,128,800
        13,500  DENTSPLY International, Inc.........................................        749,700
        12,000  Sci Systems Incorporated (a)........................................        765,000
                                                                                        -----------

                                                                                          2,643,500
                                                                                        -----------
Miscellaneous Furniture and Fixtures (.92%)

         9,450  Hillenbrand Industries..............................................        448,875
                                                                                        -----------

Miscellaneous Retail (2.03%)

        25,650  Brylane Inc. (a)....................................................        989,128
                                                                                        -----------

Motion Pictures, Films (1.85%)

       203,870  Video Update, Inc. Class A (a)......................................        904,673
                                                                                        -----------

Motor Freight Transportation, Warehouses (1.54%)

        48,250  American Freightways, Incorporated (a)..............................        753,906
                                                                                        -----------

Oil and Gas Extraction (3.18%)

        13,200  B.J. Services Company (a)...........................................        707,850
        39,900  Oryx Energy Co. (a).................................................        842,888
                                                                                        -----------

                                                                                          1,550,738
                                                                                        -----------


              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                        Equity Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Optical Instruments and Lenses (.43%)

         4,250  KLA - Tencor Corp...................................................        207,188
                                                                                        -----------

Paper and Allied Products (3.04%)

        22,950  Schweitzer-Manduit Intl Inc.........................................        860,625
         7,450  St. Joe Corporation.................................................        623,937
                                                                                        -----------

                                                                                          1,484,562
                                                                                        -----------

Personal Services (1.52%)

        28,800  CUC International Inc. (a)..........................................        743,400
                                                                                        -----------

Printing, Publishing and Allied (2.07%)

        38,500  New England Business Service........................................      1,013,031
                                                                                        -----------

Real Estate Operators, Agents, Managers (3.15%)

        23,700  Fairfield Communities Inc. (a)......................................        796,913
        25,100  Rouse Company.......................................................        740,450
                                                                                         ----------

                                                                                          1,537,363
                                                                                         ----------

Retail - Catalog and Mail-Order Houses (.80%)

        13,000  Insight Enterprises, Inc............................................        390,812
                                                                                         ----------

Retail - Shoe Stores (1.41%)

        12,600  Payless Shoesource Inc..............................................        689,063
                                                                                         ----------

Rubber and Miscellaneous Plastic Products (1.64%)

        17,100  Reebok International Ltd............................................        802,631
                                                                                         ----------

Security and Commodity Brokers (4.47%)

        18,700  Franklin Resources Inc..............................................      1,356,919
        31,950  New England Investment Companies L.P................................        826,706
                                                                                         ----------

                                                                                          2,183,625
                                                                                         ----------

              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                        Equity Fund
                                          Statement of Investments in Securities
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    -----         --------                                                                 -----
Transportation Equipment (3.11%)

        47,800  Coltec Industries (a)...............................................        932,100
        37,350  Kellstrom Industries Inc. (a).......................................        588,262
                                                                                        -----------

                                                                                          1,520,362
                                                                                        -----------

Wholesale - Groceries and Related Products (1.01%)

        19,700  International Multifoods Corporation................................        494,962
                                                                                        -----------

                  Total common stocks (cost - $42,176,727)..........................     47,690,020
                                                                                        -----------

PREFERRED STOCK - CONVERTIBLE (2.38% of total investments)

Hotels, Other Lodging Places (2.38%)

        53,250  La Quinta Inns Inc..................................................      1,164,844
                                                                                        -----------

                  Total preferred stock - convertible (cost - $1,170,295)...........      1,164,844
                                                                                        -----------

                  Total stocks......................................................     48,854,864
                                                                                        -----------

                  Total investments in securities (cost - $43,347,022)..............    $48,854,864
                                                                                        ===========

(a)   Non-dividend paying common stock.







              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----

COMMON STOCKS (58.03% of total investments)

Air Transportation (2.30%)

         3,100  Atlas Air Inc. (a)..................................................       $106,950
         5,000  Comair Holdings, Inc................................................        138,437
                                                                                           --------

                                                                                            245,387
                                                                                           --------

Amusement and Recreation Services (1.60%)

         3,900  Cedar Fair - LP.....................................................        170,625
                                                                                           --------


Apparel and Accessory Stores (.97%)

         5,900  Claire's Stores, Inc................................................        103,250
                                                                                           --------

Business Services (9.18%)

         4,850  Affiliated Computer Svcs - A (a)....................................        135,800
         4,400  Autodesk, Inc.......................................................        168,575
         1,600  CDI Corporation (a).................................................         66,700
         5,100  Comdisco Incorporated...............................................        132,600
         5,400  IKOS Systems Inc. (a)...............................................        115,425
         4,900  Renters Choice, Inc. (a)............................................         97,387
         7,600  Software Artistry Inc. (a)..........................................        120,650
         8,350  Sotheby's Holdings - Class A........................................        140,906
                                                                                           --------

                                                                                            978,043
                                                                                           --------

Chemicals and Allied Products (3.31%)

         2,300  Goodrich (B.F.) Company.............................................         99,619
         2,600  Great Lakes Chemical Corp...........................................        136,175
         5,100  Serologicals Corporation (a)........................................        117,300
                                                                                           --------

                                                                                            353,094
                                                                                           --------







              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----

Communications by Phone, Television, Radio, Cable (3.20%)

         3,550  Emmis Broadcasting Corp. (a)........................................        154,869
        12,200  Tel-Save Holdings, Incorporated (a).................................        186,050
                                                                                           --------

                                                                                            340,919
                                                                                           --------

Construction - Specialized Trades (.84%)

         2,500  Dynatech Corporation (a)............................................         89,375
                                                                                           --------

Depository Institutions (1.56%)

         2,950  Norwest Corp........................................................        165,937
                                                                                           --------

Durable Goods - Wholesale (1.24%)

           950  Applied Industrial Tech Inc.........................................         34,200
         3,450  Hasbro, Inc.........................................................         97,894
                                                                                           --------

                                                                                            132,094
                                                                                           --------

Electric, Gas, Water, Cogeneration, Sanitary Services (.45%)

         1,000  Kinder Morgan Energy Partners L.P...................................         48,000
                                                                                           --------

Electrical Equipment, Except Computers (3.02%)

         3,600  Andrew Corp. (a)....................................................        101,250
         6,500  Inter City Products Corp. (a).......................................         35,344
         3,450  SBS Technologies (a)................................................         79,781
         2,900  Semtech Corporation (a).............................................        105,850
                                                                                           --------

                                                                                            322,225
                                                                                           --------

Engineering Services, Accounting, Management (.84%)

         7,300  Physician Support Systems (a).......................................         89,425
                                                                                           --------

Food Stores (1.23%)

         6,100  Casey's General Stores Inc..........................................        131,341
                                                                                           --------


              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Furniture and Fixtures (1.17%)

         6,450  Furniture Brands International Inc. (a).............................        124,969
                                                                                           --------

General Merchandise Stores (2.02%)

         9,450  Ames Department Stores (a)..........................................         91,547
         4,550  Family Dollar Stores................................................        123,988
                                                                                           --------

                                                                                            215,535
                                                                                           --------

Health Services (1.36%)

         4,050  Quorum Health Group, Inc. (a).......................................        144,788
                                                                                           --------

Industrial, Commercial Machinery, Computers (1.17%)

         3,200  EMC Corporation.....................................................        124,800
                                                                                           --------

Measuring Instruments, Photo Goods, Watches (3.37%)

         4,600  Analogic Corporation................................................        156,400
         2,050  DENTSPLY International, Inc.........................................        100,450
         1,600  Sci Systems Incorporated (a)........................................        102,000
                                                                                           --------

                                                                                            358,850
                                                                                           --------
Miscellaneous Furniture and Fixtures (.27%)

           600  Hillenbrand Industries..............................................         28,500
                                                                                           --------

Miscellaneous Retail (1.23%)

         3,400  Brylane Inc. (a)....................................................        131,112
                                                                                           --------

Motion Pictures, Films (1.16%)

        27,780  Video Update, Inc. Class A (a)......................................        123,274
                                                                                           --------

Motor Freight Transportation, Warehouses (.93%)

         6,350  American Freightways, Incorporated (a)..............................         99,219
                                                                                           --------



              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Oil and Gas Extraction (1.96%)

         1,750  B.J. Services Company (a)...........................................         93,844
         5,450  Oryx Energy Co. (a).................................................        115,131
                                                                                           --------

                                                                                            208,975
                                                                                           --------

Optical Instruments and Lenses (1.14%)

         2,500  KLA - Tencor Corp...................................................        121,875
                                                                                           --------

Paper and Allied Products (1.94%)

         3,050  Schweitzer-Manduit Intl Inc.........................................        114,375
         1,100  St. Joe Corporation.................................................         92,125
                                                                                           --------

                                                                                            206,500
                                                                                           --------
Personal Services (.95%)

         3,900  CUC International Inc. (a)..........................................        100,669
                                                                                           --------

Printing, Publishing and Allied (1.28%)

         5,200  New England Business Service........................................        136,825
                                                                                           --------

Real Estate Operators, Agents, Managers (1.91%)

         3,100  Fairfield Communities Inc. (a)......................................        104,237
         3,350  Rouse Company.......................................................         98,825
                                                                                           --------

                                                                                            203,062
                                                                                           --------
Rubber and Miscellaneous Plastic Products (1.19%)

         2,700  Reebok International Ltd............................................        126,731
                                                                                           --------

Security and Commodity Brokers (2.76%)

         2,500  Franklin Resources Inc..............................................        181,406
         4,350  New England Investment Companies L.P................................        112,556
                                                                                           --------

                                                                                            293,962
                                                                                           --------

              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Transportation Equipment (1.87%)

         6,500  Coltec Industries (a)...............................................        126,750
         4,600  Kellstrom Industries Inc. (a).......................................         72,450
                                                                                         ----------

                                                                                            199,200
                                                                                         ----------
Wholesale - Groceries and Related Products (.61%)

         2,600  International Multifoods Corporation................................         65,325
                                                                                         ----------

                  Total common stocks (cost - $5,454,530)...........................      6,183,886
                                                                                         ----------

PREFERRED STOCK - CONVERTIBLE (1.48% of total investments)

Hotels, Other Lodging Places (1.48%)

         7,200  La Quinta Inns Inc..................................................        157,500
                                                                                         ----------

                Total preferred stock - convertible (cost - $160,683)...............        157,500
                                                                                         ----------

CORPORATE BONDS (40.49% of total investments)

Auto Repair and Parking (3.77%)

       400,000  Amerco Inc., 7.47%, due 1/15/27.....................................        401,975
                                                                                         ----------

Depository Institutions (6.83%)

       200,000  Centura Bank Capital Trust I, 8.845%, due 6/1/27, Series 144A.......        205,212
       500,000  Dime Capital Trust, 9.33%, due 5/6/27...............................        522,251
                                                                                         ----------

                                                                                            727,463
                                                                                         ----------

Durable Goods - Wholesale (1.00%)

       100,000  Pioneer Standard Electronics, 8.5%, due 8/1/06......................        106,275
                                                                                         ----------

Electric, Gas, Water, Cogeneration, Sanitary Services (2.82%)

       300,000  MCN Financing VI, 6.85%, due 10/28/99...............................        300,660
                                                                                         ----------




              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                   Asset Allocation Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Food and Kindred Products (1.86%)

       200,000  RJR Nabisco Inc. 8.25%, due 7/1/04..................................        198,850
                                                                                        -----------

Home Furniture and Equipment Stores (4.72%)

       500,000  Macsaver Financial, 7.875%, due 8/1/03..............................        502,752
                                                                                        -----------

Lumber and Wood Products, Except Furniture (4.74%)

       500,000  West Fraser Mill, 7.25%, due 9/15/02................................        505,079
                                                                                        -----------

Non-Depository Credit Institutions (4.83%)

       500,000  First USA Bank, 7.65%, due 8/1/03...................................        514,690
                                                                                        -----------

Real Estate Investment Trusts (2.81%)

       300,000  Carramerica Realty Corp., 7.20%, due 7/1/04.........................        299,205
                                                                                        -----------

Security and Commodity Brokers (2.79%)

       300,000  Paine Webber Grp, 7.625%, due 2/15/14...............................        297,799
                                                                                        -----------

Stone, Clay, Glass, Concrete (1.99%)

       200,000  USG Corp., 9.25%, due 9/15/01.......................................        211,832
                                                                                        -----------

Transit and Passenger Transportation (2.33%)

       250,000  Coach USA Inc., 9.375%, due 7/1/07..................................        248,750
                                                                                        -----------

                  Total corporate bonds (cost - $4,285,899).........................      4,315,330
                                                                                        -----------

                  Total investments in securities (cost - $9,901,112)...............    $10,656,716
                                                                                        ===========

(a)   Non-dividend paying common stock.







              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                     Fixed Income Fund
                                          Statement of Investments in Securities
                                                       June 30, 1997
                                                        (unaudited)
   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
ASSET BACKED (5.51% of total investments)

       229,607  Copelco Capital Funding Corp., 6.34%, due 7/20/04...................     $  230,817
       174,012  Lehman FHA Title I Loan Trust, 6.78%, due 3/25/08...................        174,766
       153,999  Midland Realty Acceptance Corporation, 7.315%, due 8/25/28..........        156,464
       100,000  National Car Rental Financing LTD, 6.80%, due 4/20/00...............         99,812
       342,002  New York City Tax Lien, 6.91%, due 5/25/05..........................        353,513
                                                                                         ----------


                  Total asset backed (cost - $1,003,422)............................      1,015,372
                                                                                         ----------

CORPORATE BONDS (61.10% of total investments)

Auto Repair and Parking (4.78%)

       575,000  Amerco Inc., 7.47%, due 1/15/27.....................................        577,839
       200,000  Amerco Inc., 7.44%, due 10/2/06.....................................        203,032
       100,000  AMERCO, 6.71%, due 10/15/08 ........................................        100,491
                                                                                         ----------

                                                                                            881,362
                                                                                         ----------

Depository Institutions (7.79%)

       450,000  Dao Heng Bank LTD, 7.75%, due 1/24/07...............................        450,867
       650,000  Morgan Stanley Fin PLC, 8.03%, due 2/25/17..........................        647,347
       350,000  Republic NY Cap II-Stops, 7.53%, due 12/4/26........................        336,792
                                                                                         ----------

                                                                                          1,435,006
                                                                                         ----------

Durable Goods - Wholesale (.58%)

       100,000  Pioneer Standard Electronics, 8.5%, due 8/1/06......................        106,274
                                                                                         ----------

Electric, Gas, Water, Cogeneration, Sanitary Services (2.43%)

       450,000  NRG Energy Inc., 7.5%, due 6/15/07..................................        447,800
                                                                                         ----------

Fire, Marine and Casualty Insurance (3.85%)

       200,000  Horace Mann Educators, 6.625%, due 1/15/06..........................        192,718
       100,000  Integon Corp, 9.50%, due 10/15/01...................................        108,500
       150,000  Leucadia, 8.25%, due 6/15/05........................................        155,170
       250,000  Leucadia National Corp., 7.785%, due 10/15/06.......................        253,085
                                                                                         ----------

                                                                                            709,473
                                                                                         ----------

              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                     Fixed Income Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Food and Kindred Products (2.71%)

       100,000  Panamerican Beverage Inc., 8.125%, due 4/1/03.......................        102,575
       400,000  RJR Nabisco Inc. 8.25%, due 7/1/04..................................        397,700
                                                                                         ----------

                                                                                            500,275
                                                                                         ----------

Home Furniture and Equipment Stores (2.73%)

       500,000  Macsaver Financial, 7.875%, due 8/1/03..............................        502,752
                                                                                         ----------

Life Insurance (2.70%)

       300,000  Delphi Financial, 8%, due 10/1/03...................................        290,818
       200,000  Delphi Funding LLC, 9.31%, due 3/25/27..............................        206,124
                                                                                         ----------

                                                                                            496,942
                                                                                         ----------

Lumber and Wood Products, Except Furniture (3.84%)

       700,000  West Fraser Mill, 7.25%, due 9/15/02................................        707,111
                                                                                         ----------

Mining - Metals and Ores (.54%)

       100,000  Freeport McMoran C&G, 7.50%, due 11/15/06...........................         99,771
                                                                                         ----------

Natural Gas Transmission and Distribution (1.51%)

       250,000  Southwest Gas Company, 9.75%, due 6/15/02...........................        278,390
                                                                                         ----------

Non-Depository Credit Institutions (7.38%)

       250,000  First USA Bank, 7.65%, due 8/1/03...................................        257,345
       700,000  MCN Financing VI, 6.85%, due 10/28/99...............................        701,540
       150,000  Nationsbank Corp, 7.80%, due 9/15/16................................        154,200
       250,000  St. Paul Bankcorp, 7.125%, due 2/15/04..............................        246,772
                                                                                         ----------

                                                                                          1,359,857
                                                                                         ----------





              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                     Fixed Income Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
Oil and Gas Extraction (5.57%)

       200,000  Petrozuata Finance, 8.22%, due 4/1/17...............................        199,454
       150,000  Ras Laffan Liq Nat Gas, 8.29%, due 3/15/14..........................        157,255
       500,000  Transocean Offshore Inc., 8.0%, due 4/15/27.........................        520,942
       150,000  Western Atlas Inc., 5.65%, due 7/13/97..............................        149,952
                                                                                         ----------

                                                                                          1,027,603
                                                                                         ----------

Paper and Allied Products (.58%)

       100,000  Westavaco, 10.3%, due 1/15/19 ......................................        106,770
                                                                                         ----------

Petroleum Refining (4.58%)

       278,000  Pennzoil Company, 9.625%, due 11/15/99..............................        295,699
       400,000  Pennzoil Company, 10.625%, due 6/1/01...............................        429,144
       100,000  USX Corporation, 9.375%, due 2/15/12................................        119,326
                                                                                         ----------

                                                                                            844,169
                                                                                         ----------

Real Estate Investment Trusts (2.70%)

       500,000  Carramerica Realty Corp, 7.20%, due 7/1/04..........................        498,675
                                                                                         ----------

Security and Commodity Brokers (4.94%)

       400,000  Paine Webber Grp, 7.625%, due 2/15/14...............................        397,065
       200,000  Paine Webber Grp, 9.25%, due 12/15/01...............................        217,283
       100,000  Salomon Inc., 6.50%, due 8/15/03....................................         97,034
       200,000  Salomon Inc., 6.70%, due 7/5/00.....................................        199,555
                                                                                         ----------

                                                                                            910,937
                                                                                         ----------

Miscellaneous Repair Services (1.89%)

       300,000  Greenwich Air, 10.50%, due 6/6/06...................................        348,000
                                                                                         ----------

                  Total corporate bonds (cost - $11,177,941)........................     11,261,167
                                                                                         ----------






              The accompanying notes are an integral part of these
                             financial statements.




                                                    CONSECO FUND GROUP

                                                     Fixed Income Fund
                                    Statement of Investments in Securities, (continued)
                                                       June 30, 1997
                                                        (unaudited)

   Shares or
   Principal
    Amount        Security                                                                 Value
    ------        --------                                                                 -----
COLLATERALIZED MORTGAGE OBLIGATIONS (10.85% of total investments)

       500,000  CMO Iroquois Trust, 7.0%, due 12/15/06..............................        494,150
       230,878  JP Morgan Commercial Mortgage, 6.47%, due 11/25/27..................        224,697
       527,544  JP Morgan Comm Mortg Finc, 6.939%, due 12/26/28.....................        530,672
       500,000  Paine Webber Mtg Accept Corp CMO, 6.90%, due 1/2/12.................        500,895
       194,619  Rural Housing Trust 1987-1, 7.33%, due 4/1/26.......................        195,945
        54,384  Structured Asset Securities Corp., 5.751%, due 2/25/28..............         54,085
                                                                                        -----------

                  Total collateralized mortgage obligations (cost - $2,002,958).....      2,000,444
                                                                                        -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (10.69% of total investments)

     1,159,227  FHLMC G00479, 9.0%, due 4/1/25......................................      1,234,901
       296,716  FHLMC Structured Pass Through, 7.63%, due 8/25/22...................        308,425
       100,000  FNMA 7.0% Series 1994-63 Class PK, due 4/25/24......................         97,991
       230,796  FNMA 7.5% Pool 250307, due 7/1/25...................................        232,091
        97,661  FNMA 7.0%, due 11/1/26..............................................         95,901
                                                                                        -----------

                  Total U.S. Government and agency obligations
                       (cost - $1,942,681)..........................................      1,969,309
                                                                                        -----------

MUNICIPAL BONDS (11.85% of total investments)

Public Finance, Taxation (11.85%)

       135,000  Augusta GA HSG Rehab Agy., 7.90%, due 3/1/99........................        138,097
       100,000  Doylestown Pa Hosp Auth Hosp Rev, 8.375%, due 7/1/08................        102,274
       300,000  Fort Worth Tex Higher Ed Fin Rev, 7.50%, due 10/1/06................        301,370
       600,000  Mississippi Hosp Equip Facs Auth, 9.10%, due 4/1/06 ................        609,223
       400,000  Philadelphia PA Auth Indl Dev, 6.488%, due 6/15/04..................        400,000
       350,000  Sisters of Providence Wa, 7.47%, due 10/1/07........................        360,033
       270,000  Tulane Univ La, 7.30%, due 12/15/12.................................        271,974
                                                                                        -----------

                  Total municipal bonds (cost - $2,167,046).........................      2,182,971
                                                                                        -----------

                  Total investments in securities (cost - $18,294,048)..............    $18,429,263
                                                                                        ===========








              The accompanying notes are an integral part of these
                             financial statements.

                               CONSECO FUND GROUP

                         Notes to Financial Statements
                                 June 30, 1997
                                  (unaudited)


1.   ORGANIZATION

     Conseco Fund Group (the "Trust") is an open-end diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). The Trust was organized as a Massachusetts business trust on September 24, 1996. The Trust is a "series" type of mutual fund which issues separate series of shares of beneficial interest, each of which represents a separate diversified portfolio of investments. The Trust consists of three series ("Funds"), each with its own investment objective and investment policies. The Funds are the Equity Fund, the Asset Allocation Fund and the Fixed Income Fund. The Trust's activities were limited to organizational matters with no operating activities through January 1, 1997. The Funds became operational and available for sale on January 2, 1997.

     Each Fund has distinct investment objectives. The Equity Fund invests in selected equity securities and other securities having the investment characteristics of common stocks. The Asset Allocation Fund invests in several asset classes including debt securities, equity securities, and money market instruments. The Fixed Income Fund invests primarily in investment grade debt securities.

     The Funds offer two classes of shares: Class A and Class Y. Sales of Class A shares may be subject to a front-end sales charge. Class Y shares are available with no sales charge to certain institutional investors and qualifying individual investors. Prior to January 2, 1997, an affiliate, Conseco, Inc. ("Conseco"), held all of the outstanding shares of each class of the Funds. The Funds are authorized to issue an unlimited number of shares.

2.   SIGNIFICANT ACCOUNTING POLICIES

     Security Valuation, Transactions, and Related Investment Income

     The investments in each portfolio are valued at the end of each New York Stock Exchange business day. Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on the specific identification basis. The Trust does not hold any investments which are restricted as to resale, except for the Centura Bank Capital Trust I bond held by the Asset Allocation Fund, which is eligible for resale under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.

     In each Fund of the Trust, Fund securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mid-day mean between the bid and asked prices or yield equivalent as obtained from one or more dealers that make markets in the securities. Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Securities and assets for which market quotations are not readily available are valued at fair value as determined under policies approved by the Board of Trustees of the Trust. Debt securities with maturities of sixty (60) days or less are valued at amortized cost.

     Dividends to Shareholders

     Dividends from the Fixed Income Fund will be declared and distributed monthly. Dividends from the Equity Fund and the Asset Allocation Fund will be declared and distributed quarterly. However, the Trustees may decide to declare dividends at other intervals.

                               CONSECO FUND GROUP

                          Notes to Financial Statements
                                  June 30, 1997
                                   (unaudited)


     Dividends to shareholders from net investment income are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences relating to dividends to shareholders may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Any taxable income or gain of the Trust remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund or Funds to which such gains are attributable.

     Organizational Costs

     Costs incurred by the Funds in connection with their organization and public offering of shares, estimated at $279,000 have been deferred and will be amortized over a period of approximately 5 years beginning with the initial date of sale of shares to the public. The costs were advanced by Conseco, and will be reimbursed by the Funds over a period of approximately 5 years. The proceeds of any redemption of the initial shares by any holder thereof will be reduced by any unamortized organizational costs in the same proportion as the number of initial shares being redeemed to the number of initial shares outstanding at the time of such redemption.

     Federal Income Taxes

     For federal income tax purposes, the Funds intend to comply in their initial fiscal year and thereafter with Subchapter M of the Internal Revenue Code by distributing substantially all of their taxable income and net capital gain to their shareholders or otherwise complying with the requirements for regulated investment companies, and therefore, no provision has been made for federal income taxes.

     Custody Fees

     The Funds receive credits from their custodian based on cash held by each Fund at the custodian. These credits are used to reduce the custody fees payable by each Fund. For the period from inception (January 2, 1997) through June 30, 1997, such credits totaled $7,344, $7,305 and $3,972 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

3.   AGREEMENTS WITH SUBSIDIARIES OF CONSECO

     Investment Advisory Agreement

     Conseco Capital Management, Inc. (the "Adviser"), a wholly owned subsidiary of Conseco, serves as investment adviser to the Funds pursuant to investment advisory agreements. The Adviser supervises the Trust's management and investment program, performs a variety of services in connection with management and operation of the Funds and pays all compensation of officers and Trustees of the Trust who are affiliated persons of the Adviser or the Trust. The total fees paid to the Adviser for the period from inception (January 2, 1997) through June 30, 1997, were $61,439, $18,156 and $15,619 for the Equity Fund, Asset
Allocation Fund and Fixed Income Fund, respectively.

     Under the investment advisory agreements, the Adviser receives an investment advisory fee equal to an annual rate of .45% of the average daily net asset value of the Fixed Income Fund, .70% of the average daily net asset value of the Equity Fund, and .70% of the average daily net asset value of the Asset Allocation Fund. The Adviser has voluntarily agreed to reduce its advisory fee with respect to the Fixed Income Fund to .40% of such Fund's average daily net assets until April 30, 1998. The Adviser also manages another registered investment company and all of the invested assets of its parent company, Conseco, which owns or manages several

                               CONSECO FUND GROUP

                          Notes to Financial Statements
                                  June 30, 1997
                                   (unaudited)



life insurance subsidiaries, and provides investment and servicing functions to Conseco and affiliates. The Adviser has voluntarily agreed to waive its investment advisory fee and/or reimburse the Funds to the extent that the ratio of expenses to net assets on an annual basis for Class A Shares exceeds: 1.50% for the Equity Fund, 1.50% for the Asset Allocation Fund, and 1.25% for the Fixed Income Fund; and for Class Y Shares exceeds: 1.00% for the Equity Fund, 1.00% for the Asset Allocation Fund, and .60% for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998.

     Administration Agreement

     Conseco Services, LLC (the "Administrator"), a wholly owned subsidiary of Conseco, supervises the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations, supervises the maintenance of books and records of the Funds and provides other general and administrative services. For providing these services, the Administrator receives compensation at the annual rate of 0.20% of the average daily net assets attributable to Class A and Class Y shares of each Fund. The Administrator has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund and 1.00% for Class Y shares of the Equity and Asset Allocation Funds and 0.60% for Class Y shares of the Fixed Income Fund. The total fees paid to the Administrator for the period from inception (January 2, 1997) through June 30, 1997, were $22,363, $10,078 and $12,655 for the Equity
Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

     Distribution Arrangements

     Conseco Equity Sales, Inc. (the "Distributor"), a wholly owned subsidiary of Conseco, serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement, dated January 2, 1997, initially approved by the Board of Trustees. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Shares of each Fund will be continuously offered and will be sold by selected brokers, dealers and other financial intermediaries who have executed selling agreements with the Distributor. The Distributor bears all the expenses of providing services pursuant to the Underwriting Agreement including the payment of the expenses relating to the distribution of Prospectuses for sales purposes as well as any advertising or sales literature.

     The Trust has adopted distribution and service plans (the "Plans"), dated March 28, 1997, for Class A shares of each Fund in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset based sales charges.

     Pursuant to the Plans, a Fund may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Class A shares of the Fund and for maintenance and personal service provided to existing Class A shareholders. The Equity Fund's Plan and the Asset Allocation Fund's Plan authorize payments to the Distributor up to 0.50%, and the Fixed Income Fund's Plan up to 0.65%, annually of each Fund's average daily net assets attributable to its Class A shares. The Plans provide for periodic payments by the Distributor to brokers, dealers and financial intermediaries for providing shareholder services to accounts that hold Class A shares and for promotional and other sales related costs. The Distributor has voluntarily agreed to waive its fees and/or reimburse the Funds to the extent that annual total operating expenses exceed 1.50% for Class A shares of the Equity and Asset Allocation Funds and 1.25% for the Class A shares of the Fixed Income Fund. The total fees paid to the Distributor for Class A shares for the period from inception (January 2, 1997) through June 30, 1997, were $1,082, $310 and $63 for the Equity Fund, Asset Allocation Fund and Fixed Income Fund, respectively.

                               CONSECO FUND GROUP

                          Notes to Financial Statements
                                  June 30, 1997
                                   (unaudited)


FINANCIAL HIGHLIGHTS

                                                                               Period from inception (January 2, 1997)
                                                                                       through June 30, 1997
                                                                               --------------------------------------
                                                                                                 Asset        Fixed
                                                                                 Equity       Allocation     Income
Class A Shares                                                                    Fund           Fund         Fund
                                                                                  ----           ----         ----
Net asset value per share, beginning of period...........................      $10.00            $10.00       $10.00

Income from investment operations (a):
   Net investment income (loss)..........................................        (.03)              .10          .27
   Net realized gains and change in unrealized appreciation
     on investments......................................................         .88               .65          .09
                                                                               ------            ------       ------

       Total from investment operations..................................         .85               .75          .36

Distributions from net investment income and net realized short-term
     capital gains (a)...................................................          -               (.20)        (.30)
                                                                               -------           ------       ------

       Net asset value per share, end of period..........................      $10.85            $10.55       $10.06
                                                                               ======            ======       ======

Total return (not annualized) (b).(c)....................................        8.50%             6.65%        3.41%
                                                                                 ====              ====         ====

Ratios/supplemental data:
   Net assets, end of period.............................................   1,537,971           433,074       43,817
   Ratio of expenses to average net assets (b) (annualized)..............        1.50%             1.50%        1.25%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized).............................................        (.66)%            2.06%        5.96%

(a) Per share amounts presented are based on an average of monthly shares outstanding during the period from inception (January 2, 1997) through June 30, 1997.
(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis 1.50 percent for the Equity Fund, 1.50 percent for the Asset Allocation Fund and 1.25 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 9.33 percent for the Equity Fund, 23.20 percent for the Asset Allocation Fund and 102.86 percent for the Fixed Income Fund.
(c) Total return figures do not include sales charges; results would be lower if sales charges were included.


                                                    CONSECO FUND GROUP

                                               Notes to Financial Statements
                                                       June 30, 1997
                                                        (unaudited)


4.   FINANCIAL HIGHLIGHTS (continued)

                                                                               Period from inception (January 2, 1997)
                                                                                       through June 30, 1997
                                                                                -------------------------------------
                                                                                                 Asset        Fixed
                                                                               Equity         Allocation     Income
Class Y Shares                                                                  Fund             Fund         Fund
                                                                                ----             ----         ----
Net asset value per share, beginning of period...........................      $10.00            $10.00       $10.00

Income from investment operations (a):
   Net investment income (loss)..........................................        (.01)              .06          .35
   Net realized gains and change in unrealized appreciation
     on investments......................................................         .89               .56          .06
                                                                               ------            ------       ------

       Total from investment operations..................................         .88               .62          .41

Distributions from net investment income and net realized short-term
     capital gains (a)...................................................          -               (.05)        (.33)
                                                                               ------            ------       ------

       Net asset value per share, end of period..........................      $10.88            $10.57       $10.08
                                                                               ======            ======       ======

Total return (not annualized) (b)........................................        8.80%             6.90%        3.71%
                                                                                 ====              ====         ====

Ratios/supplemental data:
   Net assets, end of period.............................................  48,690,983        10,706,693   19,480,853
   Ratio of expenses to average net assets (b) (annualized)..............        1.00%             1.00%         .60%
   Ratio of net investment income (loss) to average net
     assets (b) (annualized).............................................        (.24)%            2.85%        6.95%

(a) Per share amounts presented are based on an average of monthly shares outstanding during the period from inception (January 2, 1997) through June 30, 1997.
(b) These ratios have been reduced due to an agreement with the Adviser that the ratio of expenses to average net assets would not exceed on an annual basis 1.00 percent for the Equity Fund, 1.00 percent for the Asset Allocation Fund and .60 percent for the Fixed Income Fund. These voluntary limits may be discontinued by the Adviser at any time after April 30, 1998. If the aforementioned agreement had not been in effect during the period, the annualized ratio of expenses to average net assets would have been 1.40 percent for the Equity Fund, 1.99 percent for the Asset Allocation Fund and
     1.53 percent for the Fixed Income Fund.

                                                    CONSECO FUND GROUP

                                               Notes to Financial Statements
                                                       June 30, 1997
                                                        (unaudited)


4.   FINANCIAL HIGHLIGHTS (continued)

                                                                                                Asset         Fixed
                                                                                Equity       Allocation      Income
                                                                                 Fund           Fund          Fund
                                                                                 ----           ----          ----
     Supplemental data for all classes:
       Net assets, end of period...........................................$50,228,954      $11,139,767    $19,524,670
       Portfolio turnover rate.............................................     97.331%         241.150%       220.808%
       Average commission rate paid (a)....................................       $.06             $.06       $     -


(a) Computed by dividing the total amount of commissions paid by the total number of shares purchased and sold during the period for which there was a commission.

5.   INVESTMENT TRANSACTIONS

     Gross unrealized appreciation and depreciation of investments at June 30, 1997 are shown below:

                                                                                                 Asset        Fixed
                                                                                 Equity       Allocation     Income
                                                                                  Fund           Fund         Fund
                                                                                  ----           ----         ----
Gross unrealized appreciation............................................     $5,832,738        $836,268     $178,343
Gross unrealized depreciation............................................       (324,896)        (80,664)     (43,128)
                                                                              ----------        --------     --------

   Net unrealized appreciation...........................................     $5,507,842        $755,604     $135,215
                                                                              ==========        ========     ========

     The aggregate cost of purchases and the aggregate proceeds from sales of investments for the period from inception (January 2, 1997) through June 30, 1997, are shown below:

                                                                                                 Asset        Fixed
                                                                                 Equity       Allocation     Income
                                                                                  Fund           Fund         Fund
                                                                                  ----           ----         ----
Purchases:
   Investments, excluding U.S. government securities and
     short-term investments..............................................     $63,852,457     $29,966,309   $33,403,290
   U.S. government securities............................................             -         3,389,012    11,469,004

Sales:
   Investments, excluding U.S. government securities and
     short-term investments..............................................     $21,080,925     $19,903,176   $15,153,116
   U.S. government securities............................................             -         3,386,813    11,477,982

                               CONSECO FUND GROUP:
                                   Equity Fund
                              Asset Allocation Fund
                                Fixed Income Fund

                                     PART C

                                OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial  Statements  included  in  Part  B  of  this  Registration
            Statement:

            (1) Audited Statement of Assets and Liabilities of the Registrant as of December 18, 1996.

            (2) Unaudited Financial Statements of the Registrant and Notes thereto for the period ended June 30, 1997.

      (b)   Exhibits:

            (1)   Agreement and Declaration of Trust1/

            (2)   By-laws1/

            (3)   Voting trust agreement - None

            (4)(a) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X1/

                 (b) By-laws of Conseco Fund Group, Articles II, V, and VII1/

            (5)(a) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Equity Fund (filed herewith)

                 (b) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Asset Allocation Fund (filed herewith)

                 (c) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Fixed Income Fund (filed herewith)

---------------------------------

1/    Incorporated by reference from the Registrant's  registration statement,
SEC File No. 333-13185, filed on October 1, 1996.

            (6) Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. (filed herewith)

            (7)      Bonus, profit sharing or pension plans - None

            (8) Custody Agreement between Conseco Fund Group and The Bank of New York (filed herewith)

            (9)(a) Administration Agreement between Conseco Fund Group and Conseco Services, LLC (filed herewith)

               (b) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York (filed herewith)

               (c) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York (filed herewith)

               (d) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company (filed herewith)

            (10) Opinion and Consent of Counsel as to the Legality of the Securities being Registered2/

            (11) Consent of Coopers & Lybrand L.L.P., Independent Accountants (filed herewith)

            (12)     Financial statements omitted from prospectus - None

            (13)     Letter of investment intent - None

            (14)     Prototype retirement plan - None

            (15)(a) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with respect to the Equity Fund (filed herewith)

                (b) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with respect to the Asset Allocation Fund (filed herewith)

                (c)  Class A Plan of Distribution  and Service  pursuant to Rule
                     12b-1  with   respect  to  the  Fixed  Income  Fund  (filed
                     herewith)

                (d)  Selling Group Agreement2/

            (16)     Performance Computation Schedule - None

---------------------------------

2/    Incorporated  by  reference  from   Pre-Effective   Amendment  No.  1,  to
Registrant's registration statement SEC File No. 333-13185, filed on December 20, 1996.

            (17)     Financial Data Schedules (filed herewith)

            (18)     Plan pursuant to Rule 18f-32/

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

      None.

ITEM 26.  NUMBER OF HOLDERS OF SECURITIES.


                                         NUMBER OF RECORD HOLDERS
                                         ------------------------
            TITLE OF CLASS                         JUNE 30, 1997
            --------------                        ---------------

            Equity Fund
                  Class A shares                        249
                  Class Y shares                         15
            Asset Allocation Fund
                  Class A shares                         93
                  Class Y shares                         15
            Fixed Income Fund
                  Class A shares                         25
                  Class Y shares                         16


ITEM 27.  INDEMNIFICATION.

      Reference is made to Articles II and V of the Agreement and Declaration of Trust incorporated by reference from the Registrant's registration statement, SEC File No. 333-13185, filed previously on October 1, 1996.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      Conseco Capital Management, Inc. (the "Adviser") is an Indiana corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., also an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

      Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 29.  PRINCIPAL UNDERWRITERS.

      Conseco Equity Sales, Inc. serves as the Registrant's principal underwriter. Conseco Equity Sales, Inc. also serves as distributor of one other investment company, Conseco Series Trust.

      The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.


    Name and Principal       Positions and Offices      Positions and Offices
     Business Address      With Principal Underwriter      With Registrant
    ------------------     --------------------------   ----------------------

L. Gregory Gloeckner       President                    None

William P. Latimer         Vice President, Senior       Vice President and
                           Counsel, Secretary, and      Secretary
                           Director

James S. Adams             Senior Vice President,       Treasurer, Principal
                           Treasurer, and Director      Financial and Accounting
                                                        Officer

William T. Devanney, Jr.   Senior Vice President,     Vice President,
                           Corporate Taxes            Corporate Taxes



ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

      The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser or the registrant's custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826.


ITEM 31.  MANAGEMENT SERVICES.

      Not applicable.


ITEM 32.  UNDERTAKINGS.

      1. Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

      2. Registrant hereby undertakes to hold a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10 percent of the outstanding shares, and in connection with such meeting to assist in communications with other shareholders as required by section 16(c) of the 1940 Act.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to its Registration Statement pursuant to the Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Carmel and State of Indiana on the 28th day of July, 1997.


                                    CONSECO FUND GROUP




                                    By: /s/ Maxwell E. Bublitz
                                       -------------------------------
                                        Maxwell E. Bublitz
                                        President (Principal Executive Officer)


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                     TITLE                       DATE
---------                     -----                       ----

/s/ Maxwell E. Bublitz        President (Principal        July 28, 1997
---------------------------   Executive Officer) and
Maxwell E. Bublitz            Trustee


/s/ James S. Adams            Treasurer (Principal        July 28, 1997
---------------------------   Financial and Accounting
James S. Adams                Officer)

/s/ William P. Daves, Jr.*    Chairman of the Board and   July 28, 1997
---------------------------
William P. Daves, Jr.         Trustee

/s/ Gregory J. Hahn *         Trustee                     July 28, 1997
------------------------------
Gregory J. Hahn

/s/ Harold W. Hartley *       Trustee                     July 28, 1997
------------------------
Harold W. Hartley

/s/ R. Jan Lecroy *           Trustee                     July 28, 1997
------------------------------
Dr. R. Jan LeCroy

/s/ Jesse H. Parrish *        Trustee                     July 28, 1997
------------------------------
Dr. Jesse H. Parrish

/s/ William P. Latimer                                    July 28, 1997
------------------------------
*By: William P. Latimer
 Attorney-In-Fact

                                INDEX OF EXHIBITS

      Exhibit
      NUMBER                            DESCRIPTION                         PAGE

      (1)      Agreement and Declaration of Trust(1)

      (2)      By-laws(1)

      (3)      Voting trust agreement - None

      (4)(a) Agreement and Declaration of Trust of Conseco Fund Group, Articles V, VI, VII, VIII, and X(1)

         (b)   By-laws of Conseco Fund Group, Articles II, V, and VII(1)

      (5)(a) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Equity Fund (filed herewith)

         (b) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Asset Allocation Fund (filed herewith)

         (c) Investment Advisory Agreement between Conseco Fund Group and Conseco Capital Management, Inc. with respect to the Fixed Income Fund (filed herewith)

      (6) Principal Underwriting Agreement between Conseco Fund Group and Conseco Equity Sales, Inc. (filed herewith)

      (7)      Bonus, profit sharing or pension plans - None

      (8) Custody Agreement between Conseco Fund Group and The Bank of New York (filed herewith)

      (9)(a) Administrative Agreement between Conseco Fund Group and Conseco Services, LLC (filed herewith)

         (b) Sub-Administration Agreement between Conseco Services, LLC and The Bank of New York (filed herewith)

         (c) Fund Accounting Agreement between Conseco Services, LLC and The Bank of New York (filed herewith)

         (d) Transfer Agency Agreement between Conseco Fund Group and State Street Bank and Trust Company (filed herewith)

      (10) Opinion and Consent of Counsel as to the Legality of the Securities being Registered(2)

      (11) Consent of Coopers & Lybrand L.L.P., Independent Accountants (filed herewith)

      (12)     Financial statements omitted from prospectus - None

      (13)     Letter of investment intent - None

      (14)     Prototype retirement plan - None

      (15)(a) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Equity Fund (filed herewith)

      (b) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Asset Allocation Fund (filed herewith)

      (c) Class A Plan of Distribution and Service pursuant to Rule 12b-1 with Respect to the Fixed Income Fund (filed herewith)

      (d)      Selling Group Agreement(2)

      (16)     Performance Computation Schedule - None

      (17)     Financial Data Schedules (filed herewith)

      (18)     Plan pursuant to Rule 18f-3(2)

------------------------------

      1/    Incorporated by reference from the Registrant's registration statement, SEC File No. 333-13185, filed on October 1, 1996.
      2/    Incorporated by reference from Pre-Effective Amendment No. 1, to
Registrant's registration statement SEC File No. 333-13185, filed on December 20, 1996.